                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - -:x
                             :
In re:                       :    Chapter 11
                             :
POLAROID CORPORATION,        :    Case No. 01-10864 (PJW)
         ET AL.,             :
                             :    Jointly Administered
                    Debtors. :
- - - - - - - - - - - - - - -:x

                NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002


       PLEASE TAKE NOTICE that on June 13, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the MONTHLY OPERATING REPORTS OF POLAROID CORPORATION, ET AL., FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002, attached hereto as Exhibit A (the "Monthly Operating Reports").

       PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        June 13, 2002


                                    /s/ Mark L. Desgrosseilliers
                                    -------------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Eric M. Davis (I.D. No. 3621)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                      (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                          Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                          FOR PERIOD ENDED May 5, 2002



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886


As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

       Statement of Operations
       Balance Sheet
       Statement of Cash Flows
       Statement of Cash Receipts and Cash Disbursements
       Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in April 2002.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


Dated: June 5, 2002                      /s/ DONALD M. HALSTED III
                                         ---------------------------------------
                                                 Debtor in Possession

                                         Title: Vice President and Controller
                                         Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                   APRIL 2002


MUST BE COMPLETED EACH MONTH                                                                  YES           NO
----------------------------                                                                  ---           --
1.  Have any assets been sold or transferred outside the normal course of business                          No
    this reporting period?  If yes, provide an explanation below.


2.  Have any funds been disbursed from any account other than a debtor in                                   No
    possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                   Yes(A)
    explanation below.

    (A) As previously reported in the December 2001 report to the Bankruptcy
    Court, Polaroid Corporation ("Polaroid"), with the approval of the Court, sold its large government identification business assets to Digimarc
    Corporation ("Digimarc"). In three states where the assets that were sold are located, Polaroid could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Polaroid who would not have to pay a sales tax on the sale.

    As of the date of this report, Polaroid has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Polaroid has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Polaroid expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Polaroid would owe the three states approximately $600,000 plus interest. Although Polaroid believes such an outcome would be unlikely, Polaroid has sufficient cash to cover any adverse conclusion on this matter.


4.  Are workers compensation, general liability and other necessary insurance                 Yes
    coverages in effect?  If no, provide an explanation below.

                                                                       EXHIBIT A

                              POLAROID CORPORATION
                        PROFESSIONAL FEE PAYMENT SUMMARY

            VENDOR                                       NOV, 2001    DEC, 2001    JAN, 2002
            ------                                       ---------    ---------    ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC
Arthur Andersen LLP                                                                $    8,400
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                           $   19,500
Akin, Gump, Strauss, Hauer & Feld, LLP
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
Groom Law Group
Greenberg Traurig LLP

Total                                                    $   19,500   $        0   $    8,400


            VENDOR                                       FEB, 2002    MAR, 2002    APR, 2002
            ------                                       ---------    ---------    ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                       $  965,791
Zolfo Cooper, LLC                                        $  340,166   $  225,000   $  304,000
Arthur Andersen LLP
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                  $  335,796
Donlin, Recano & Company, Inc.                           $   85,611   $   25,000   $   30,000
Akin, Gump, Strauss, Hauer & Feld, LLP                                             $  264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.   $  351,399                $  130,000
Groom Law Group
Greenberg Traurig LLP

Total                                                    $  777,176   $1,551,587   $  728,468

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                  POLAROID     POLAROID LATIN   POLAROID ASIA                      POLAROID
                                                 CORPORATION    AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.  EYEWEAR, INC.
                                                -------------------------------------------------------------------------------
Sales:  3rd party                                277,883,066       8,741,017            --               (54)           --

Intercompany-US to Foreign                       127,167,998            --              --              --              --
Intercompany-Domestic Subs                         1,674,238            --              --              --              --
Intercompany-Foreign to US                              --             5,013            --              --              --
Intercompany-Foreign Subs                               --         2,175,650            --              --              --
Intercompany Royalty                              (4,816,059)           --              --              --              --
                                                -------------------------------------------------------------------------------
    TOTAL NET SALES                              401,909,242      10,921,680            --               (54)           --

Cost of Sales: 3rd party                         266,374,023       7,997,536         139,925             (54)        461,361
 Intercompany                                     97,630,537       2,517,267            --              --              --
 Intercompany Royalty                                   --              --              --              --              --
                                                -------------------------------------------------------------------------------
   TOTAL COST OF SALES                           364,004,559      10,514,803         139,925             (54)        461,361

GROSS MARGIN                                      37,904,683         406,877        (139,925)           --          (461,361)

Operating Expenses:
 Marketing                                        86,030,301       2,747,433             535            --           138,487
 General & Administrative                         29,133,026            --              --             5,084            --
 Research & Engineering                           22,946,708            --              --              --              --
 Restructuring & Other                             1,010,669       1,124,418            --              --              --
 Severance                                         1,826,900          33,412            --              --              --
 Profit Sharing                                    2,241,824            --              --              --              --
                                                -------------------------------------------------------------------------------
   TOTAL EXPENSES                                143,189,428       3,905,263             535           5,084         138,487

PROFIT / (LOSS) FROM OPERATIONS                 (105,284,745)     (3,498,386)       (140,460)         (5,084)       (599,848)
                                                -------------------------------------------------------------------------------
Other Income:
 Interest Income - 3rd party                               1              90            --              --              --
 Interest Income - Intercompany                      233,936            --              --              --              --
 Other Income - 3rd party                        (31,166,620)         72,320            --            33,004            --
 Other Income - Intercompany                      (1,315,060)         60,150            --              --              --
 Interest Expense - 3rd party                       (534,708)         42,751            --              --              --
 Interest Expense - Intercompany                        --              --              --              --              --
                                                -------------------------------------------------------------------------------
   NET OTHER INCOME                              (31,713,036)         89,809            --            33,004            --

EXCHANGE GAIN/(LOSS)                                (358,448)         (9,151)           --              --          (135,370)
                                                -------------------------------------------------------------------------------


PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   (137,356,228)     (3,417,728)       (140,460)         27,920        (735,218)

NET REORGANIZATION EXPENSE                        11,194,634          (2,583)           --              --              --

INCOME TAX EXPENSE / (BENEFIT)                    (4,783,316)         83,178            --              --              --
                                                -------------------------------------------------------------------------------

NET EARNINGS / (LOSS)                           (143,767,546)     (3,498,323)       (140,460)         27,920        (735,218)
                                                ===============================================================================

                                              POLAROID DIGITAL   POLAROID ID
                                               SOLUTIONS, INC.   SYSTEMS, INC.
                                              --------------------------------

Sales:  3rd party                                    983,217      11,117,707
Intercompany-US to Foreign                              --            35,880
Intercompany-Domestic Subs                              --              --
Intercompany-Foreign to US                              --              --
Intercompany-Foreign Subs                               --              --
Intercompany Royalty                                    --              --
                                              --------------------------------
    TOTAL NET SALES                                  983,217      11,153,587

Cost of Sales: 3rd party                              87,358       7,710,133
 Intercompany                                           --            28,607
 Intercompany Royalty                                   --              --
                                              --------------------------------
   TOTAL COST OF SALES                                87,358       7,738,740

GROSS MARGIN                                         895,859       3,414,847

Operating Expenses:
 Marketing                                         1,958,074         352,174
 General & Administrative                               --              --
 Research & Engineering                                 --            65,491
 Restructuring & Other                                  --              --
 Severance                                              --              --
 Profit Sharing                                         --              --
                                              --------------------------------
   TOTAL EXPENSES                                  1,958,074         417,665
                                              --------------------------------
PROFIT / (LOSS) FROM OPERATIONS                   (1,062,215)      2,997,182

Other Income:
 Interest Income - 3rd party                            --              --
 Interest Income - Intercompany                         --              --
 Other Income - 3rd party                          4,817,483        (510,583)
 Other Income - Intercompany                            --           (16,781)
 Interest Expense - 3rd party                           --            14,573
 Interest Expense - Intercompany                        --              --
                                              --------------------------------
   NET OTHER INCOME                                4,817,483        (541,937)

EXCHANGE GAIN/(LOSS)                                    --              --
                                              --------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE      3,755,268       2,455,245

NET REORGANIZATION EXPENSE                            (1,418)           --

INCOME TAX EXPENSE / (BENEFIT)                          --           106,229
                                              --------------------------------
NET EARNINGS / (LOSS)                              3,756,686       2,349,016
                                              ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                POLAROID        SUB DEBT          PRD               PRD          POLAROID MEMORIAL
                                              MALAYSIA, LTD.  PARTNERS CORP.  INVESTMENT, INC.   CAPITAL, INC.      DRIVE LLC
                                              -------------------------------------------------------------------------------------
Sales: 3rd party                                770,926            --               --              --                --
Intercompany-US to Foreign                         --              --               --              --                --
Intercompany-Domestic Subs                         --              --               --              --                --
Intercompany-Foreign to US                         --              --               --              --                --
Intercompany-Foreign Subs                          --              --               --              --                --
Intercompany Royalty                               --              --               --              --                --
                                              -------------------------------------------------------------------------------------
    TOTAL NET SALES
                                                770,926            --               --              --                --

Cost of Sales:  3rd party
                                                501,447            --               --              --                --
  Intercompany                                     --              --               --              --                --
  Intercompany Royalty                             --              --               --              --                --
                                              -------------------------------------------------------------------------------------
    TOTAL COST OF SALES                         501,447            --               --              --                --

GROSS MARGIN                                    269,479            --               --              --                --

Operating Expenses:
  Marketing                                     107,141            --               --              --                --
  General & Administrative                         --            1,090              --              --                --
  Research & Engineering                           --              --               --              --                --
  Restructuring & Other                            --              --               --              --                --
  Severance                                        --              --               --              --                --
  Profit Sharing                                   --              --               --              --                --
                                              -------------------------------------------------------------------------------------
    TOTAL EXPENSES                              107,141          1,090              --              --                --
                                              -------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                 162,338         (1,090)             --              --                --

Other Income:
  Interest Income - 3rd party                      --              --               --              --                --
  Interest Income - Intercompany
                                                 74,866            --               --              --                --
  Other Income - 3rd party
                                                     16            --               --              --                --
  Other Income - Intercompany                      --              --               --              --                --
  Interest Expense - 3rd party                      213            --               --              --                --
  Interest Expense - Intercompany                  --              --               --              --                --
                                              -------------------------------------------------------------------------------------
    NET OTHER INCOME                             74,669            --               --              --                --

EXCHANGE GAIN/(LOSS)                             11,874            --               --              --                --
                                              -------------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   248,881         (1,090)             --              --                --

NET REORGANIZATION EXPENSE                         --              --               --              --                --

INCOME TAX EXPENSE / (BENEFIT)                   71,563            --               --              --                --
                                              -------------------------------------------------------------------------------------

NET EARNINGS / (LOSS)                           177,318         (1,090)             --              --                --
                                              =====================================================================================
                                               POLAROID
                                             PARTNERS, INC.   POLINT, INC.
                                             -----------------------------
Sales: 3rd party                                   --              --
Intercompany-US to Foreign                         --              --
Intercompany-Domestic Subs                         --              --
Intercompany-Foreign to US                         --              --
Intercompany-Foreign Subs                          --              --
Intercompany Royalty                               --              --
                                             -----------------------------
    TOTAL NET SALES
                                                   --              --

Cost of Sales:  3rd party
                                                   --              --
  Intercompany                                     --              --
  Intercompany Royalty                             --              --
                                             -----------------------------
    TOTAL COST OF SALES                            --              --

GROSS MARGIN                                       --              --

Operating Expenses:
  Marketing                                        --              --
  General & Administrative                          486             467
  Research & Engineering                           --              --
  Restructuring & Other                            --              --
  Severance                                        --              --
  Profit Sharing                                   --              --
                                             -----------------------------
    TOTAL EXPENSES                                  486             467
                                             -----------------------------
PROFIT / (LOSS) FROM OPERATIONS                    (486)           (467)

Other Income:
  Interest Income - 3rd party                      --              --
  Interest Income - Intercompany                   --              --
  Other Income - 3rd party                         --              --
  Other Income - Intercompany                      --              --
  Interest Expense - 3rd party                     --              --
  Interest Expense - Intercompany                  --              --
                                             -----------------------------
    NET OTHER INCOME                               --              --

EXCHANGE GAIN/(LOSS)                               --              --
                                             -----------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE      (486)           (467)

NET REORGANIZATION EXPENSE                         --              --

INCOME TAX EXPENSE / (BENEFIT)                     --              --
                                             -----------------------------
NET EARNINGS / (LOSS)                              (486)           (467)
                                             =============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                 POLAROD ASIA
                                                   PACIFIC                       INTERNATIONAL   MAG MEDIA,    POLAROID EYEWEAR
                                               INTERNATIONAL, INC.    PMC, INC.  POLAROID CORP.   LIMITED        FAR EAST INC.
                                               --------------------------------------------------------------------------------
Sales: 3rd party                                      --                  --           --            --             --
Intercompany-US to Foreign                            --                  --           --            --             --
Intercompany-Domestic Subs                            --                  --           --            --             --
Intercompany-Foreign to US                            --                  --           --            --             --
Intercompany-Foreign Subs                             --                  --           --            --             --
Intercompany Royalty                                  --                  --           --            --             --
                                               --------------------------------------------------------------------------------
    TOTAL NET SALES                                   --                  --           --            --             --

Cost of Sales: 3rd party
  Intercompany                                        --                  --           --            --             --
  Intercompany Royalty                                --                  --           --            --             --
                                               --------------------------------------------------------------------------------
      TOTAL COST OF SALES                             --                  --           --            --             --

GROSS MARGIN                                          --                  --           --            --             --

Operating Expenses:
  Marketing                                           --                  --           --            --             --
  General & Administrative                            --                  --           --            --             --
  Research & Engineering                                15                 715         --             467           --
  Restructuring & Other                               --                  --           --            --             --
  Severance                                           --                  --           --            --             --
  Profit Sharing                                      --                  --           --            --             --
                                               --------------------------------------------------------------------------------
    TOTAL EXPENSES                                      15                 715         --             467           --
                                               --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        (15)               (715)        --            (467)          --

Other Income:
  Interest Income - 3rd party                         --                  --           --            --             --
  Interest Income - Intercompany                      --                  --           --            --             --
  Other Income - 3rd party                            --                  --           --            --             --
  Other Income - Intercompany                         --                  --           --            --             --
  Interest Expense - 3rd party                        --                  --           --            --             --
  Interest Expense - Intercompany                     --                  --           --            --             --
                                               --------------------------------------------------------------------------------
    NET OTHER INCOME                                  --                  --           --            --             --

EXCHANGE GAIN/(LOSS)                                  --                  --           --            --             --
                                               --------------------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          (15)               (715)        --            (467)          --
NET REORGANIZATION EXPENSE                            --                  --           --            --             --
INCOME TAX EXPENSE / (BENEFIT)                        --                  --           --            --             --
                                               --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                  (15)               (715)        --            (467)          --
                                               ================================================================================
                                                                  POLAROID
                                                POLAROID DRY       ONLINE
                                                IMAGING LLC    SERVICES, INC.
                                                -----------------------------
Sales: 3rd party                                      --            --
Intercompany-US to Foreign                            --            --
Intercompany-Domestic Subs                            --            --
Intercompany-Foreign to US                            --            --
Intercompany-Foreign Subs                             --            --
Intercompany Royalty                                  --            --
                                                -----------------------------
    TOTAL NET SALES                                   --            --

Cost of Sales: 3rd party
  Intercompany                                        --            --
  Intercompany Royalty                                --            --
                                                -----------------------------
      TOTAL COST OF SALES                             --            --

GROSS MARGIN                                          --            --

Operating Expenses:
  Marketing                                           --            --
  General & Administrative                            --            --
  Research & Engineering                              --            --
  Restructuring & Other                               --            --
  Severance                                           --            --
  Profit Sharing                                      --            --
                                                -----------------------------
    TOTAL EXPENSES                                    --            --
                                                -----------------------------
PROFIT / (LOSS) FROM OPERATIONS                       --            --

Other Income:
  Interest Income - 3rd party                         --            --
  Interest Income - Intercompany                      --            --
  Other Income - 3rd party                            --            --
  Other Income - Intercompany                         --            --
  Interest Expense - 3rd party                        --            --
  Interest Expense - Intercompany                     --            --
                                                -----------------------------
    NET OTHER INCOME                                  --            --

EXCHANGE GAIN/(LOSS)                                  --            --
                                                -----------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE         --            --
NET REORGANIZATION EXPENSE                            --            --
INCOME TAX EXPENSE / (BENEFIT)                        --            --
                                                -----------------------------
NET EARNINGS / (LOSS)                                 --            --
                                                =============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                  SUBTOTAL        US ADJUSTMENTS  ELIMINATIONS      TOTAL
                                                ------------------------------------------------------------
Sales: 3rd party                                 299,495,879            --              --       299,495,879
Intercompany-US to Foreign                       127,203,878            --        (1,103,347)    126,100,531
Intercompany-Domestic Subs                         1,674,238            --        (1,674,237)              0
Intercompany-Foreign to US                             5,013            --            (5,013)           --
Intercompany-Foreign Subs                          2,175,650            --              --         2,175,650
Intercompany Royalty                              (4,816,059)           --              --        (4,816,059)
                                                ------------------------------------------------------------
    TOTAL NET SALES                              425,738,598            --        (2,782,597)    422,956,001

Cost of Sales: 3rd party                         283,271,729         507,983        (400,339)    283,379,373
  Intercompany                                   100,176,411            --           795,181     100,971,592
  Intercompany Royalty                                  --              --              --              --
                                                ------------------------------------------------------------
    TOTAL COST OF SALES                          383,448,139         507,983         394,843     384,350,965

GROSS MARGIN                                      42,290,459        (507,983)     (3,177,440)     38,605,036

Operating Expenses:
  Marketing                                       91,334,145          11,970            --        91,346,115
  General & Administrative                        29,141,350            --              --        29,141,350
  Research & Engineering                          23,012,199            --              --        23,012,199
  Restructuring & Other                            2,135,087            --              --         2,135,087
  Severance                                        1,860,312            --            11,000       1,871,312
  Profit Sharing                                   2,241,824            --              --         2,241,824
                                                ------------------------------------------------------------
    TOTAL EXPENSES                               149,724,917          11,970          11,000     149,747,887
                                                ------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                 (107,434,458)       (519,953)     (3,188,440)   (111,142,851)

Other Income:
  Interest Income - 3rd party                             91            --              --                91
  Interest Income - Intercompany                     308,802            --              --           308,802
  Other Income - 3rd party                       (26,754,380)           --              --       (26,754,380)
  Other Income - Intercompany                     (1,271,691)           --              --        (1,271,691)
  Interest Expense - 3rd party                      (477,171)           --              --          (477,171)
  Interest Expense - Intercompany                       --              --              --              --
                                                ------------------------------------------------------------
    NET OTHER INCOME                             (27,240,008)           --              --       (27,240,008)

EXCHANGE GAIN/(LOSS)                                (491,095)           --              --          (491,095)

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   (135,165,560)       (519,953)     (3,188,440)   (138,873,953)
NET REORGANIZATION EXPENSE                        11,190,633            --              --        11,190,633
INCOME TAX EXPENSE / (BENEFIT)                    (4,522,346)     (1,067,686)     (1,572,475)     (7,162,507)
                                                ------------------------------------------------------------
NET EARNINGS / (LOSS)                           (141,833,847)        547,733      (1,615,965)   (142,902,079)
                                                ============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                  POLAROID      POLAROID LATIN   POLAROID ASIA
                                                 CORPORATION     AMERICA CORP.    PACIFIC LTD.    INNER CITY, INC.
                                                 ----------------------------------------------------------------
Sales: 3rd party                                 125,074,242       4,966,701            --              --
Intercompany-US to Foreign                        79,669,618            --              --              --
Intercompany-Domestic Subs                         1,621,458            --              --              --
Intercompany-Foreign to US                              --             4,063            --              --
Intercompany-Foreign Subs                               --         1,188,301            --              --
Intercompany Royalty                               6,183,842            --              --              --
                                                 ----------------------------------------------------------------
    TOTAL NET SALES                              212,549,159       6,159,065            --              --

COS: 3rd party                                   110,185,605       4,342,242         109,352            --
  Intercompany                                    64,924,945       1,265,345            --              --
  Intercompany Royalty                                  --              --              --              --
                                                 ----------------------------------------------------------------
    TOTAL COS                                    175,110,550       5,607,587         109,352            --

GROSS MARGIN                                      37,438,609         551,478        (109,352)           --

Operating Expenses:
  Marketing                                       35,035,439       1,235,549             535            --
  General & Administrative                        14,936,436            --              --               348
  Research & Engineering                          12,468,085            --              --              --
  Restructuring & Other                            1,010,669       1,124,418            --              --
  Severance                                             --            33,412            --              --
  Profit Sharing                                   3,069,057            --              --              --
                                                 ----------------------------------------------------------------
    TOTAL EXPENSES                                66,519,686       2,393,379             535             348
                                                 ----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (29,081,077)     (1,841,901)       (109,887)           (348)

Other Income:
  Interest Income - 3rd party                           --              --              --              --
  Interest Income - Intercompany                     155,138            --              --              --
  Other Income - 3rd party                         5,715,017          22,070            --            33,004
  Other Income - Intercompany                       (277,572)         60,150            --              --
  Interest Expense - 3rd party                       294,470          21,984            --              --
  Interest Expense - Intercompany                       --              --              --              --
                                                 ----------------------------------------------------------------
    NET OTHER INCOME                               5,298,113          60,236            --            33,004

EXCHANGE GAIN/(LOSS)                              (1,755,628)         16,151            --              --
                                                 ----------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE    (25,538,591)     (1,765,514)       (109,887)         32,656

NET REORGANIZATION EXPENSE                         5,801,098          (1,097)           --              --

INCOME TAX EXPENSE / (BENEFIT)                       118,548            --              --              --
                                                 ----------------------------------------------------------------
NET EARNINGS / (LOSS)                            (31,458,237)     (1,764,417)       (109,887)         32,656
                                                 ================================================================

                                                    POLAROID     POLAROID DIGITAL  POLAROID ID
                                                  EYEWEAR, INC.   SOLUTIONS, INC.  SYSTEMS, INC.
                                                  ---------------------------------------------
Sales: 3rd party                                        --          (255,152)      1,452,524
Intercompany-US to Foreign                              --              --              --
Intercompany-Domestic Subs                              --              --              --
Intercompany-Foreign to US                              --              --              --
Intercompany-Foreign Subs                               --              --              --
Intercompany Royalty                                    --              --              --
                                                  ---------------------------------------------
    TOTAL NET SALES                                     --          (255,152)      1,452,524

COS: 3rd party                                          --            19,790         940,088
  Intercompany                                          --              --              --
  Intercompany Royalty                                  --              --              --
                                                  ---------------------------------------------
    TOTAL COS                                           --            19,790         940,088

GROSS MARGIN                                            --          (274,942)        512,436

Operating Expenses:
  Marketing                                           (1,514)        786,093         176,841
  General & Administrative                              --              --              --
  Research & Engineering                                --              --              --
  Restructuring & Other                                 --              --              --
  Severance                                             --              --              --
  Profit Sharing                                        --              --              --
                                                  ---------------------------------------------
    TOTAL EXPENSES                                    (1,514)        786,093         176,841
                                                  ---------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        1,514      (1,061,035)        335,595

Other Income:
  Interest Income - 3rd party                           --              --              --
  Interest Income - Intercompany                        --              --              --
  Other Income - 3rd party                              --         4,817,483        (320,426)
  Other Income - Intercompany                           --              --              --
  Interest Expense - 3rd party                          --              --               104
  Interest Expense - Intercompany                       --              --              --
                                                  ---------------------------------------------
    NET OTHER INCOME                                    --         4,817,483        (320,530)

EXCHANGE GAIN/(LOSS)                                (135,370)           --              --
                                                  ---------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (133,856)      3,756,448          15,065

NET REORGANIZATION EXPENSE                              --              (393)           --

INCOME TAX EXPENSE / (BENEFIT)                          --              --              --
                                                  ---------------------------------------------
NET EARNINGS / (LOSS)                               (133,856)      3,756,841          15,065
                                                  =============================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                 POLAROID          SUB DEBT            PRD               PRD
                                               MALAYSIA, LTD.    PARTNERS CORP.   INVESTMENT, INC.   CAPITAL, INC.
                                               -------------------------------------------------------------------
Sales: 3rd party                                 348,032              --                --               --

Intercompany-US to Foreign                          --                --                --               --
Intercompany-Domestic Subs                          --                --                --               --
Intercompany-Foreign to US                          --                --                --               --
Intercompany-Foreign Subs                           --                --                --               --
Intercompany Royalty                                --                --                --               --
                                               -------------------------------------------------------------------
    TOTAL NET SALES                              348,032              --                --               --

COS: 3rd party                                   241,135              --                --               --
  Intercompany                                      --                --                --               --
  Intercompany Royalty                              --                --                --               --
                                               -------------------------------------------------------------------
    TOTAL COS                                    241,135              --                --               --

GROSS MARGIN                                     106,897              --                --               --

Operating Expenses:
  Marketing                                       63,383              --                --               --
  General & Administrative                          --               1,090              --               --
  Research & Engineering                            --                --                --               --
  Restructuring & Other                             --                --                --               --
  Severance                                         --                --                --               --
  Profit Sharing                                    --                --                --               --
                                               -------------------------------------------------------------------
    TOTAL EXPENSES                                63,383             1,090              --               --
                                               -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                   43,514            (1,090)             --               --

Other Income:
  Interest Income - 3rd party                       --                --                --               --
  Interest Income - Intercompany                  42,675              --                --               --
  Other Income - 3rd party                            16              --                --               --
  Other Income - Intercompany                       --                --                --               --
  Interest Expense - 3rd party                       136              --                --               --
  Interest Expense - Intercompany                   --                --                --               --
                                               -------------------------------------------------------------------
    NET OTHER INCOME                              42,555              --                --               --

EXCHANGE GAIN/(LOSS)                              (4,833)             --                --               --
                                               -------------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE     81,236            (1,090)             --               --

NET REORGANIZATION EXPENSE                          --                --                --               --

INCOME TAX EXPENSE / (BENEFIT)                    22,859              --                --               --
                                               -------------------------------------------------------------------
NET EARNINGS / (LOSS)                             58,377            (1,090)             --               --
                                               ===================================================================

                                               POLAROID MEMORIAL    POLAROID
                                                   DRIVE LLC      PARTNERS, INC.   POLINT, INC.
                                               ------------------------------------------------
Sales: 3rd party                                       --             --              --

Intercompany-US to Foreign                             --             --              --
Intercompany-Domestic Subs                             --             --              --
Intercompany-Foreign to US                             --             --              --
Intercompany-Foreign Subs                              --             --              --
Intercompany Royalty                                   --             --              --
                                               ------------------------------------------------
    TOTAL NET SALES                                    --             --              --

COS: 3rd party                                         --             --              --
  Intercompany                                         --             --              --
  Intercompany Royalty                                 --             --              --
                                               ------------------------------------------------
    TOTAL COS                                          --             --              --

GROSS MARGIN                                           --             --              --

Operating Expenses:
  Marketing                                            --             --              --
  General & Administrative                             --              486             467
  Research & Engineering                               --             --              --
  Restructuring & Other                                --             --              --
  Severance                                            --             --              --
  Profit Sharing                                       --             --              --
                                               ------------------------------------------------
    TOTAL EXPENSES                                     --              486             467
                                               ------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        --             (486)           (467)

Other Income:
  Interest Income - 3rd party                          --             --              --
  Interest Income - Intercompany                       --             --              --
  Other Income - 3rd party                             --             --              --
  Other Income - Intercompany                          --             --              --
  Interest Expense - 3rd party                         --             --              --
  Interest Expense - Intercompany                      --             --              --
                                               ------------------------------------------------
    NET OTHER INCOME                                   --             --              --

EXCHANGE GAIN/(LOSS)                                   --             --              --
                                               ------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          --             (486)           (467)

NET REORGANIZATION EXPENSE                             --             --              --

INCOME TAX EXPENSE / (BENEFIT)                         --             --              --
                                               ------------------------------------------------
NET EARNINGS / (LOSS)                                  --             (486)           (467)
                                               ================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                 POLAROD ASIA
                                                   PACIFIC                      INTERNATIONAL     MAG MEDIA,
                                               INTERNATIONAL, INC.  PMC, INC.   POLAROID CORP.     LIMITED
                                               -------------------------------------------------------------
Sales: 3rd party                                   --                 --             --              --

Intercompany-US to Foreign                         --                 --             --              --
Intercompany-Domestic Subs                         --                 --             --              --
Intercompany-Foreign to US                         --                 --             --              --
Intercompany-Foreign Subs                          --                 --             --              --
Intercompany Royalty                               --                 --             --              --
                                               -------------------------------------------------------------
    TOTAL NET SALES                                --                 --             --              --

COS: 3rd party                                     --                 --             --              --
  Intercompany                                     --                 --             --              --
  Intercompany Royalty                             --                 --             --              --
                                               -------------------------------------------------------------
    TOTAL COS                                      --                 --             --              --

GROSS MARGIN                                       --                 --             --              --

Operating Expenses:
  Marketing                                        --                 --             --              --
  General & Administrative                           15                715           --               467
  Research & Engineering                           --                 --             --              --
  Restructuring & Other                            --                 --             --              --
  Severance                                        --                 --             --              --
  Profit Sharing                                   --                 --             --              --
                                               -------------------------------------------------------------
    TOTAL EXPENSES                                   15                715           --               467
                                               -------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (15)              (715)          --              (467)

Other Income:
  Interest Income - 3rd party                      --                 --             --              --
  Interest Income - Intercompany                   --                 --             --              --
  Other Income - 3rd party                         --                 --             --              --
  Other Income - Intercompany                      --                 --             --              --
  Interest Expense - 3rd party                     --                 --             --              --
  Interest Expense - Intercompany                  --                 --             --              --
                                               -------------------------------------------------------------
    NET OTHER INCOME                               --                 --             --              --

EXCHANGE GAIN/(LOSS)                               --                 --             --              --

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE       (15)              (715)          --              (467)

NET REORGANIZATION EXPENSE                         --                 --             --              --

INCOME TAX EXPENSE / (BENEFIT)                     --                 --             --              --
                                               -------------------------------------------------------------
NET EARNINGS / (LOSS)                               (15)              (715)          --              (467)
                                               =============================================================

                                                                                   POLAROID
                                               POLAROID EYEWEAR   POLAROID DRY      ONLINE
                                                 FAR EAST INC.    IMAGING LLC    SERVICES, INC.
                                               ------------------------------------------------
Sales: 3rd party                                       --             --             --

Intercompany-US to Foreign                             --             --             --
Intercompany-Domestic Subs                             --             --             --
Intercompany-Foreign to US                             --             --             --
Intercompany-Foreign Subs                              --             --             --
Intercompany Royalty                                   --             --             --
                                               ------------------------------------------------
    TOTAL NET SALES                                    --             --             --

COS: 3rd party                                         --             --             --
  Intercompany                                         --             --             --
  Intercompany Royalty                                 --             --             --
                                               ------------------------------------------------
    TOTAL COS                                          --             --             --

GROSS MARGIN                                           --             --             --

Operating Expenses:
  Marketing                                            --             --             --
  General & Administrative                             --             --             --
  Research & Engineering                               --             --             --
  Restructuring & Other                                --             --             --
  Severance                                            --             --             --
  Profit Sharing                                       --             --             --
                                               ------------------------------------------------
    TOTAL EXPENSES                                     --             --             --
                                               ------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        --             --             --

Other Income:
  Interest Income - 3rd party                          --             --             --
  Interest Income - Intercompany                       --             --             --
  Other Income - 3rd party                             --             --             --
  Other Income - Intercompany                          --             --             --
  Interest Expense - 3rd party                         --             --             --
  Interest Expense - Intercompany                      --             --             --
                                               ------------------------------------------------
    NET OTHER INCOME                                   --             --             --

EXCHANGE GAIN/(LOSS)                                   --             --             --
                                               ------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          --             --             --

NET REORGANIZATION EXPENSE                             --             --             --

INCOME TAX EXPENSE / (BENEFIT)                         --             --             --
                                               ------------------------------------------------
NET EARNINGS / (LOSS)                                  --             --             --
                                               ================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH MAY 5, 2002
(IN U.S. $'S)

                                                  SUBTOTAL    US ADJUSTMENTS   ELIMINATIONS       TOTAL
                                                 ---------------------------------------------------------
Sales: 3rd party                                 131,586,347        --                --       131,586,347
Intercompany-US to Foreign                        79,669,618        --            (503,747)     79,165,871
Intercompany-Domestic Subs                         1,621,458        --          (1,621,458)           --
Intercompany-Foreign to US                             4,063        --              (4,063)           --
Intercompany-Foreign Subs                          1,188,301        --                --         1,188,301
Intercompany Royalty                               6,183,842        --                --         6,183,842
                                                 ---------------------------------------------------------
    TOTAL NET SALES                              220,253,628        --          (2,129,268)    218,124,360

COS: 3rd party                                   115,838,212        --            (400,339)    115,437,874
  Intercompany                                    66,190,290        --           1,728,448      67,918,738
  Intercompany Royalty                                  --                            --              --
                                                 ---------------------------------------------------------
    TOTAL COS                                    182,028,502        --           1,328,110     183,356,612

GROSS MARGIN                                      38,225,126        --          (3,457,378)     34,767,748

Operating Expenses:
  Marketing                                       37,296,326        --                --        37,296,326
  General & Administrative                        14,940,024        --                --        14,940,024
  Research & Engineering                          12,468,085        --                --        12,468,085
  Restructuring & Other                            2,135,087        --                --         2,135,087
  Severance                                           33,412        --             (35,000)         (1,588)
  Profit Sharing                                   3,069,057        --                --         3,069,057
                                                 ---------------------------------------------------------
    TOTAL EXPENSES                                69,941,991        --             (35,000)     69,906,991
                                                 ---------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (31,716,865)       --          (3,422,378)    (35,139,243)

Other Income:
  Interest Income - 3rd party                           --          --                --              --
  Interest Income - Intercompany                     197,813        --                --           197,813
  Other Income - 3rd party                        10,267,164        --                --        10,267,164
  Other Income - Intercompany                       (217,422)       --                --          (217,422)
  Interest Expense - 3rd party                       316,694        --                --           316,694
  Interest Expense - Intercompany                       --          --                --              --
                                                 ---------------------------------------------------------
    NET OTHER INCOME                               9,930,861        --                --         9,930,861

EXCHANGE GAIN/(LOSS)                              (1,879,680)       --                --        (1,879,680)
                                                 ---------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE    (23,665,683)       --          (3,422,378)    (27,088,061)

NET REORGANIZATION EXPENSE                         5,799,608        --                --         5,799,608

INCOME TAX EXPENSE / (BENEFIT)                       141,407        --          (1,279,230)     (1,137,823)
                                                 ---------------------------------------------------------
NET EARNINGS / (LOSS)                            (29,606,698)       --          (2,143,148)    (31,749,846)
                                                 =========================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM APRIL 1, 2002 THROUGH MAY 5, 2002

(IN U.S. $'S)

                                                  POLAROID     POLAROID LATIN   POLAROID ASIA
                                                 CORPORATION    AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.
                                                 ---------------------------------------------------------------
Sales: 3rd party                                 30,935,621      1,094,996           --             --
Intercompany-US to Foreign                       21,134,591           --             --             --
Intercompany-Domestic Subs                             --             --             --             --
Intercompany-Foreign to US                             --             --             --             --
Intercompany-Foreign Subs                              --          119,101           --             --
Intercompany Royalty                              1,655,693           --             --             --
                                                 ---------------------------------------------------------------
    TOTAL NET SALES                              53,725,906      1,214,097           --             --

COS: 3rd party                                   27,145,150        766,455         39,499           --
  Intercompany                                   19,804,009        114,146           --             --
  Intercompany Royalty                                 --             --             --             --
                                                 ---------------------------------------------------------------
    TOTAL COS                                    46,949,159        880,601         39,499           --

GROSS MARGIN                                      6,776,747        333,496        (39,499)          --

Operating Expenses:
  Marketing                                       7,172,551        282,323           --             --
  General & Administrative                        4,037,289           --             --             --
  Research & Engineering                          2,966,006           --             --             --
  Restructuring & Other                             483,362      1,055,252           --             --
  Severance                                            --           (5,823)          --             --
  Profit Sharing                                    353,665           --             --             --
                                                 ---------------------------------------------------------------
    TOTAL EXPENSES                               15,012,872      1,331,752           --             --
                                                 ---------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (8,236,125)      (998,256)       (39,499)          --

Other Income:
  Interest Income - 3rd party                          --             --             --             --
  Interest Income - Intercompany                     39,027           --             --             --
  Other Income - 3rd party                          181,992        (10,028)          --             --
  Other Income - Intercompany                      (265,157)        60,150           --             --
  Interest Expense - 3rd party                       45,808          4,028           --             --
  Interest Expense - Intercompany                      --             --             --             --
                                                 ---------------------------------------------------------------
    NET OTHER INCOME                                (89,946)        46,094           --             --

EXCHANGE GAIN/(LOSS)                             (1,038,126)          --             --             --
                                                 ---------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE    (9,364,198)      (952,162)       (39,499)          --

NET REORGANIZATION EXPENSE                        1,825,523           --             --             --

INCOME TAX EXPENSE / (BENEFIT)                        5,953           --             --             --
                                                 ---------------------------------------------------------------
NET EARNINGS / (LOSS)                           (11,195,673)      (952,162)       (39,499)          --
                                                 ===============================================================

                                                    POLAROID      POLAROID DIGITAL   POLAROID ID
                                                  EYEWEAR, INC.    SOLUTIONS, INC.   SYSTEMS, INC.
                                                  ------------------------------------------------
Sales: 3rd party                                       --               --             328,869
Intercompany-US to Foreign                             --               --                --
Intercompany-Domestic Subs                             --               --                --
Intercompany-Foreign to US                             --               --                --
Intercompany-Foreign Subs                              --               --                --
Intercompany Royalty                                   --               --                --
                                                  ------------------------------------------------
    TOTAL NET SALES                                    --               --             328,869

COS: 3rd party                                         --               --             208,435
  Intercompany                                         --               --                --
  Intercompany Royalty                                 --               --                --
                                                  ------------------------------------------------
    TOTAL COS                                          --               --             208,435

GROSS MARGIN                                           --               --             120,434

Operating Expenses:
  Marketing                                          (2,000)            --             176,841
  General & Administrative                             --               --                --
  Research & Engineering                               --               --                --
  Restructuring & Other                                --               --                --
  Severance                                            --               --                --
  Profit Sharing                                       --               --                --
                                                  ------------------------------------------------
    TOTAL EXPENSES                                   (2,000)            --             176,841
                                                  ------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                       2,000             --             (56,407)

Other Income:
  Interest Income - 3rd party                          --               --                --
  Interest Income - Intercompany                       --               --                --
  Other Income - 3rd party                             --               --                --
  Other Income - Intercompany                          --               --                --
  Interest Expense - 3rd party                         --               --                 104
  Interest Expense - Intercompany                      --               --                --
                                                  ------------------------------------------------
    NET OTHER INCOME                                   --               --                (104)

EXCHANGE GAIN/(LOSS)                                 (8,205)            --                --
                                                  ------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE        (6,205)            --             (56,511)

NET REORGANIZATION EXPENSE                             --               --                --

INCOME TAX EXPENSE / (BENEFIT)                         --               --                --
                                                  ------------------------------------------------
NET EARNINGS / (LOSS)                                (6,205)            --             (56,511)
                                                  ================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM APRIL 1, 2002 THROUGH MAY 5, 2002

(IN U.S. $'S)

                                                POLAROID       SUB DEBT            PRD                PRD
                                              MALAYSIA, LTD.  PARTNERS CORP.  INVESTMENT, INC.   CAPITAL, INC.
                                              ----------------------------------------------------------------
Sales: 3rd party                                 64,893           --               --                  --
Intercompany-US to Foreign                         --             --               --                  --
Intercompany-Domestic Subs                         --             --               --                  --
Intercompany-Foreign to US                         --             --               --                  --
Intercompany-Foreign Subs                          --             --               --                  --
Intercompany Royalty                               --             --               --                  --
                                              ----------------------------------------------------------------
    TOTAL NET SALES                              64,893           --               --                  --

COS: 3rd party                                   43,155           --               --                  --
  Intercompany                                     --             --               --                  --
  Intercompany Royalty                             --             --               --                  --
                                              ----------------------------------------------------------------
    TOTAL COS                                    43,155           --               --                  --

GROSS MARGIN                                     21,738           --               --                  --

Operating Expenses:
  Marketing                                      12,476           --               --                  --
  General & Administrative                         --             --               --                  --
  Research & Engineering                           --             --               --                  --
  Restructuring & Other                            --             --               --                  --
  Severance                                        --             --               --                  --
  Profit Sharing                                   --             --               --                  --
                                              ----------------------------------------------------------------
    TOTAL EXPENSES                               12,476           --               --                  --
                                              ----------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                   9,262           --               --                  --

Other Income:
  Interest Income - 3rd party                      --             --               --                  --
  Interest Income - Intercompany                  9,989           --               --                  --
  Other Income - 3rd party                         --             --               --                  --
  Other Income - Intercompany                      --             --               --                  --
  Interest Expense - 3rd party                       22           --               --                  --
  Interest Expense - Intercompany                  --             --               --                  --
                                              ----------------------------------------------------------------
    NET OTHER INCOME                              9,967           --               --                  --

EXCHANGE GAIN/(LOSS)                             (4,477)          --               --                  --
                                              ----------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE    14,752           --               --                  --

NET REORGANIZATION EXPENSE                         --             --               --                  --

INCOME TAX EXPENSE / (BENEFIT)                    4,211           --               --                  --
                                              ----------------------------------------------------------------
NET EARNINGS / (LOSS)                            10,541           --               --                  --
                                              ================================================================

                                               POLAROID MEMORIAL    POLAROID
                                                    DRIVE LLC     PARTNERS, INC.  POLINT, INC.
                                               -----------------------------------------------
Sales: 3rd party                                       --              --              --
Intercompany-US to Foreign                             --              --              --
Intercompany-Domestic Subs                             --              --              --
Intercompany-Foreign to US                             --              --              --
Intercompany-Foreign Subs                              --              --              --
Intercompany Royalty                                   --              --              --
                                               -----------------------------------------------
    TOTAL NET SALES                                    --              --              --

COS: 3rd party                                         --              --              --
  Intercompany                                         --              --              --
  Intercompany Royalty                                 --              --              --
                                               -----------------------------------------------
    TOTAL COS                                          --              --              --

GROSS MARGIN                                           --              --              --

Operating Expenses:
  Marketing                                            --              --              --
  General & Administrative                             --              --              --
  Research & Engineering                               --              --              --
  Restructuring & Other                                --              --              --
  Severance                                            --              --              --
  Profit Sharing                                       --              --              --
                                               -----------------------------------------------
    TOTAL EXPENSES                                     --              --              --
                                               -----------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        --              --              --

Other Income:
  Interest Income - 3rd party                          --              --              --
  Interest Income - Intercompany                       --              --              --
  Other Income - 3rd party                             --              --              --
  Other Income - Intercompany                          --              --              --
  Interest Expense - 3rd party                         --              --              --
  Interest Expense - Intercompany                      --              --              --
                                               -----------------------------------------------
    NET OTHER INCOME                                   --              --              --

EXCHANGE GAIN/(LOSS)                                   --              --              --
                                               -----------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          --              --              --

NET REORGANIZATION EXPENSE                             --              --              --

INCOME TAX EXPENSE / (BENEFIT)                         --              --              --
                                               -----------------------------------------------
NET EARNINGS / (LOSS)                                  --              --              --
                                               ===============================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM APRIL 1, 2002 THROUGH MAY 5, 2002

(IN U.S. $'S)

                                                  POLAROD ASIA
                                                    PACIFIC                       INTERNATIONAL    MAG MEDIA,
                                                INTERNATIONAL, INC.    PMC, INC.  POLAROID CORP.    LIMITED
                                                -------------------------------------------------------------
Sales: 3rd party                                       --                 --            --            --
Intercompany-US to Foreign                             --                 --            --            --
Intercompany-Domestic Subs                             --                 --            --            --
Intercompany-Foreign to US                             --                 --            --            --
Intercompany-Foreign Subs                              --                 --            --            --
Intercompany Royalty                                   --                 --            --            --
                                                -------------------------------------------------------------
    TOTAL NET SALES                                    --                 --            --            --

COS: 3rd party                                         --                 --            --            --
  Intercompany                                         --                 --            --            --
  Intercompany Royalty                                 --                 --            --            --
                                                -------------------------------------------------------------
    TOTAL COS                                          --                 --            --            --

GROSS MARGIN                                           --                 --            --            --

Operating Expenses:
  Marketing                                            --                 --            --            --
  General & Administrative                               15               --            --            --
  Research & Engineering                               --                 --            --            --
  Restructuring & Other                                --                 --            --            --
  Severance                                            --                 --            --            --
  Profit Sharing                                       --                 --            --            --
                                                -------------------------------------------------------------
    TOTAL EXPENSES                                       15               --            --            --
                                                -------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                         (15)              --            --            --

Other Income:
  Interest Income - 3rd party                          --                 --            --            --
  Interest Income - Intercompany                       --                 --            --            --
  Other Income - 3rd party                             --                 --            --            --
  Other Income - Intercompany                          --                 --            --            --
  Interest Expense - 3rd party                         --                 --            --            --
  Interest Expense - Intercompany                      --                 --            --            --
                                                -------------------------------------------------------------
    NET OTHER INCOME                                   --                 --            --            --

EXCHANGE GAIN/(LOSS)                                   --                 --            --            --
                                                -------------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE           (15)              --            --            --

NET REORGANIZATION EXPENSE                             --                 --            --            --

INCOME TAX EXPENSE / (BENEFIT)                         --                 --            --            --
                                                -------------------------------------------------------------
NET EARNINGS / (LOSS)                                   (15)              --            --            --
                                                =============================================================

                                                                                 POLAROID
                                               POLAROID EYEWEAR  POLAROID DRY     ONLINE
                                                 FAR EAST INC.   IMAGING LLC   SERVICES, INC.
                                               ----------------------------------------------
Sales: 3rd party                                       --            --            --
Intercompany-US to Foreign                             --            --            --
Intercompany-Domestic Subs                             --            --            --
Intercompany-Foreign to US                             --            --            --
Intercompany-Foreign Subs                              --            --            --
Intercompany Royalty                                   --            --            --
                                               ----------------------------------------------
    TOTAL NET SALES                                    --            --            --

COS: 3rd party                                         --            --            --
  Intercompany                                         --            --            --
  Intercompany Royalty                                 --            --            --
                                               ----------------------------------------------
    TOTAL COS                                          --            --            --

GROSS MARGIN                                           --            --            --

Operating Expenses:
  Marketing                                            --            --            --
  General & Administrative                             --            --            --
  Research & Engineering                               --            --            --
  Restructuring & Other                                --            --            --
  Severance                                            --            --            --
  Profit Sharing                                       --            --            --
                                               ----------------------------------------------
    TOTAL EXPENSES                                     --            --            --
                                               ----------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                        --            --            --

Other Income:
  Interest Income - 3rd party                          --            --            --
  Interest Income - Intercompany                       --            --            --
  Other Income - 3rd party                             --            --            --
  Other Income - Intercompany                          --            --            --
  Interest Expense - 3rd party                         --            --            --
  Interest Expense - Intercompany                      --            --            --
                                               ----------------------------------------------
    NET OTHER INCOME                                   --            --            --

EXCHANGE GAIN/(LOSS)                                   --            --            --
                                               ----------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE          --            --            --

NET REORGANIZATION EXPENSE                             --            --            --

INCOME TAX EXPENSE / (BENEFIT)                         --            --            --
                                               ----------------------------------------------
NET EARNINGS / (LOSS)                                  --            --            --
                                               ==============================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES STATEMENT OF OPERATIONS FOR THE PERIOD FROM APRIL 1, 2002 THROUGH MAY 5, 2002

(IN U.S. $'S)

                                                 SUBTOTAL      US ADJUSTMENTS  ELIMINATIONS      TOTAL
                                                 -------------------------------------------------------
Sales: 3rd party                                 32,424,379           --             --       32,424,379
Intercompany-US to Foreign                       21,134,591           --         (189,848)    20,944,743
Intercompany-Domestic Subs                             --             --             --             --
Intercompany-Foreign to US                             --             --             --             --
Intercompany-Foreign Subs                           119,101           --             --          119,101
Intercompany Royalty                              1,655,693           --             --        1,655,693
                                                 -------------------------------------------------------
    TOTAL NET SALES                              55,333,765           --         (189,848)    55,143,917

COS: 3rd party                                   28,202,694           --           13,690     28,216,384
  Intercompany                                   19,918,155           --          799,997     20,718,152
  Intercompany Royalty                                 --             --             --             --
                                                 -------------------------------------------------------
    TOTAL COS                                    48,120,849           --          813,687     48,934,536

GROSS MARGIN                                      7,212,916           --       (1,003,535)     6,209,381

Operating Expenses:
  Marketing                                       7,642,191           --             --        7,642,191
  General & Administrative                        4,037,304            (15)          --        4,037,289
  Research & Engineering                          2,966,006           --             --        2,966,006
  Restructuring & Other                           1,538,614           --             --        1,538,614
  Severance                                          (5,823)          --           11,000          5,177
  Profit Sharing                                    353,665           --             --          353,665
                                                 -------------------------------------------------------
    TOTAL EXPENSES                               16,531,956            (15)        11,000     16,542,941
                                                 -------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                  (9,319,040)            15     (1,014,535)   (10,333,560)

Other Income:
  Interest Income - 3rd party                          --             --             --             --
  Interest Income - Intercompany                     49,016           --             --           49,016
  Other Income - 3rd party                          171,964           --             --          171,964
  Other Income - Intercompany                      (205,007)          --             --         (205,007)
  Interest Expense - 3rd party                       49,962           --             --           49,962
  Interest Expense - Intercompany                      --             --             --             --
                                                 -------------------------------------------------------
    NET OTHER INCOME                                (33,989)          --             --          (33,989)

EXCHANGE GAIN/(LOSS)                             (1,050,808)          --             --       (1,050,808)
                                                 -------------------------------------------------------
PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE   (10,403,838)            15     (1,014,535)   (11,418,358)

NET REORGANIZATION EXPENSE                        1,825,523           --             --        1,825,523

INCOME TAX EXPENSE / (BENEFIT)                       10,164           --         (371,308)      (361,144)
                                                 -------------------------------------------------------
NET EARNINGS / (LOSS)                           (12,239,524)            15       (643,227)   (12,882,736)
                                                 =======================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                                                           POLAROID      POLAROID
                                    POLAROID    POLAROID LATIN POLAROID ASIA INNER CITY,   EYEWEAR,       DIGITAL      POLAROID ID
                                   CORPORATION   AMERICA CORP.  PACIFIC LTD.    INC.         INC.     SOLUTIONS, INC. SYSTEMS, INC.
                                  --------------------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                          121,967,983      404,285       15,308         10,031          -         -             489,196

NET RECEIVABLES - THIRD PARTY        40,424,587    3,762,060          -           17,186          -         -             862,664
NET RECEIVABLES - INTERCOMPANY       47,797,170   13,275,579    8,852,771            -      2,367,501       -          41,118,371
NET INVENTORIES                     144,176,641    1,438,929          -              -            -         -             270,006
TOTAL PREPAID EXPENSES                6,300,658      985,843       29,000            -            -         -                 -

                                  --------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                360,667,039   19,866,696    8,897,079         27,217    2,367,501       -          42,740,237
                                  --------------------------------------------------------------------------------------------------

NET FIXED ASSETS                    241,981,224      784,900          -              -            -         -                 -

TOTAL OTHER NON-CURRENT ASSETS      129,410,638    1,939,429    3,195,000            -      5,354,760       -                 -

                                  --------------------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS            371,391,863    2,724,329    3,195,000            -      5,354,760       -                 -

                                  --------------------------------------------------------------------------------------------------
TOTAL ASSETS                        732,058,901   22,591,025   12,092,079         27,217    7,722,261       -          42,740,237
                                  =================================================================================================


LIABILITIES
POST-PETITION NOTES                   4,789,239          -            -              -            -         -                 -
POST-PETITION PAYABLES -
  THIRD PARTY                        23,108,633     (337,723)         -               25          -         -              46,755
POST-PETITION PAYABLES -
  INTERCOMPANY                       30,662,214   (6,918,924)       6,248            -            -         -                 -
TOTAL POST-PETITION ACCRUALS         40,785,872      350,814       42,000          2,677      499,000       -             262,190

TOTAL POST-PETITION CURRENT       --------------------------------------------------------------------------------------------------
  LIABILITIES                        99,345,958   (6,905,833)      48,248          2,702      499,000       -             308,945

TOTAL POST-PETITION NON-CURRENT
   LIABILITIES                              -          8,639         -               -            -         -                 -

TOTAL PREPETITION LIABILITIES     1,231,793,277   26,448,030    1,341,095     12,685,007    8,384,862       -             828,750

                                  --------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 1,331,139,235   19,550,836    1,389,343     12,687,709    8,883,862       -           1,137,695

TOTAL SHAREHOLDER'S EQUITY /
  (DEFICIT)                        (599,080,334)   3,040,189   10,702,736    (12,660,492)  (1,161,601)      -          41,602,542

TOTAL LIABILITIES & EQUITY /      -------------------------------------------------------------------------------------------------
  (DEFICIT)                         732,058,901   22,591,025   12,092,079         27,217    7,722,261       -          42,740,237
                                  =================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                                                                  POLAROID
                                  POLAROID         SUB DEBT          PRD              PRD         MEMORIAL     POLAROID     POLINT,
                                MALAYSIA, LTD.  PARTNERS CORP.  INVESTMENT, INC. CAPITAL, INC.    DRIVE LLC  PARTNERS, INC.   INC.
                                ---------------------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                          329,994            -               -                 -             -           -           -

NET RECEIVABLES - THIRD PARTY        88,655            -               -                 -             -           -           -
NET RECEIVABLES - INTERCOMPANY    4,406,887        516,903          50,000            99,909        99,500         -           -
NET INVENTORIES                         -              -               -                 -             -           -           -
TOTAL PREPAID EXPENSES               85,311          2,557             -                 -             -           -           -

                                ---------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS              4,910,847        519,460          50,000            99,909        99,500         -           -
                                ---------------------------------------------------------------------------------------------------

NET FIXED ASSETS                      6,293            -               -                 -             -           -           -

TOTAL OTHER NON-CURRENT ASSETS          -              -           600,000        29,100,000           -         1,000         -

                                ---------------------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS              6,293            -           600,000        29,100,000           -         1,000         -

                                ---------------------------------------------------------------------------------------------------
TOTAL ASSETS                      4,917,140        519,460         650,000        29,199,909        99,500       1,000         -
                                ===================================================================================================

LIABILITIES
POST-PETITION NOTES                     -              -               -                 -             -           -           -
POST-PETITION PAYABLES -
  THIRD PARTY                           638            -               -                 -             -           -           -
POST-PETITION PAYABLES -
  INTERCOMPANY                       43,533            -               -                 -             -           -           -
TOTAL POST-PETITION ACCRUALS         68,462            -               -                 -             -           -           -

TOTAL POST-PETITION CURRENT     ---------------------------------------------------------------------------------------------------
  LIABILITIES                       112,633            -               -                 -             -           -           -

TOTAL POST-PETITION NON-CURRENT
  LIABILITIES                           -              -               -                 -             -           -           -

TOTAL PREPETITION LIABILITIES       356,359            673             294               806           -         1,436       2,424

                                ---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   468,992            673             294               806           -         1,436       2,424

TOTAL SHAREHOLDER'S EQUITY /
  (DEFICIT)                       4,448,148        518,787         649,706        29,199,103        99,500        (436)     (2,424)

TOTAL LIABILITIES & EQUITY /    ---------------------------------------------------------------------------------------------------
  (DEFICIT)                       4,917,140        519,460         650,000        29,199,909        99,500       1,000         -
                                ===================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                                                                                           POLAROID
                                    POLAROD ASIA                                                POLAROID                    ONLINE
                                      PACIFIC                    INTERNATIONAL    MAG MEDIA,     EYEWEAR      POLAROID DRY SERVICES,
                                 INTERNATIONAL, INC.  PMC, INC.  POLAROID CORP.    LIMITED     FAR EAST INC.  IMAGING LLC     INC.
                                 ---------------------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                             78,858               -           -                -           -               -          -

NET RECEIVABLES - THIRD PARTY           4,375               -           -                -           -               -          -
NET RECEIVABLES - INTERCOMPANY        103,808               -       850,299              -           -               -          -
NET INVENTORIES                           -                 -           -                -           -               -          -
TOTAL PREPAID EXPENSES                 10,239               -           -                -           -               -          -

                                 ---------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                  197,280               -       850,299              -           -               -          -
                                 ---------------------------------------------------------------------------------------------------

NET FIXED ASSETS                       20,433               -           -                -           -               -          -

TOTAL OTHER NON-CURRENT ASSETS            -                 -           -                -           -               -          -

                                 ---------------------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS               20,433               -           -                -           -               -          -

                                 ---------------------------------------------------------------------------------------------------
TOTAL ASSETS                          217,713               -       850,299              -           -               -          -
                                 ===================================================================================================

LIABILITIES
POST-PETITION NOTES                       -                 -           -                -           -               -          -
POST-PETITION PAYABLES -
  THIRD PARTY                             -                 -           -                -           -               -          -
POST-PETITION PAYABLES -
  INTERCOMPANY                       (124,357)              -           -                -           -               -          -
TOTAL POST-PETITION ACCRUALS           45,740               -           -                -           -               -          -

TOTAL POST-PETITION CURRENT      ---------------------------------------------------------------------------------------------------
  LIABILITIES                         (78,617)              -           -                -           -               -          -

TOTAL POST-PETITION NON-CURRENT
  LIABILITIES                             -                 -           -                -           -               -          -

TOTAL PREPETITION LIABILITIES         246,345         1,226,381         -         10,217,031         -               -          -

                                 ---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     167,728         1,226,381         -         10,217,031         -               -          -

TOTAL SHAREHOLDER'S EQUITY /
  (DEFICIT)                            49,985        (1,226,381)    850,299      (10,217,031)        -               -          -

TOTAL LIABILITIES & EQUITY /     ---------------------------------------------------------------------------------------------------
  (DEFICIT)                           217,713               -       850,299              -           -               -          -
                                 ===================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF MAY 5, 2002
(IN U.S. $'S)


                                     SUBTOTAL        US ADJUSTMENTS          ELIMINATIONS       TOTAL
                                 --------------------------------------------------------------------------
ASSETS

TOTAL CASH                         123,295,655                 -                      -        123,295,655

NET RECEIVABLES - THIRD PARTY       45,159,527                 -                      -         45,159,527
NET RECEIVABLES - INTERCOMPANY     119,538,698                 -              (43,593,033)      75,945,665
NET INVENTORIES                    145,885,576                 -               (4,249,932)     141,635,644
TOTAL PREPAID EXPENSES               7,413,608                 -                3,316,807       10,730,415

                                 --------------------------------------------------------------------------
TOTAL CURRENT ASSETS               441,293,064                 -              (44,526,158)     396,766,905
                                 --------------------------------------------------------------------------

NET FIXED ASSETS                   242,792,850                 -                      -        242,792,850

TOTAL OTHER NON-CURRENT ASSETS     169,600,827         (78,561,939)              (150,000)      90,888,888

                                 --------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS           412,393,678         (78,561,939)              (150,000)     333,681,739

                                 --------------------------------------------------------------------------
TOTAL ASSETS                       853,686,741         (78,561,939)           (44,676,158)     730,448,644
                                 ==========================================================================

LIABILITIES
POST-PETITION NOTES                  4,789,239                 -                      -          4,789,239
POST-PETITION PAYABLES -
  THIRD PARTY                       22,818,329                 -                      -         22,818,329
POST-PETITION PAYABLES -
  INTERCOMPANY                      23,668,714                 -               (1,194,856)      22,473,858
TOTAL POST-PETITION ACCRUALS        42,056,755                 -                   11,000       42,067,755

TOTAL POST-PETITION CURRENT      --------------------------------------------------------------------------
  LIABILITIES                       93,333,036                 -               (1,183,856)      92,149,181

TOTAL POST-PETITION NON-CURRENT
  LIABILITIES                            8,639                 -                      -              8,639

TOTAL PREPETITION LIABILITIES    1,293,532,770                 -              (40,607,586)   1,252,925,184

                                 --------------------------------------------------------------------------
TOTAL LIABILITIES                1,386,874,445                 -              (41,791,441)   1,345,083,003

TOTAL SHAREHOLDER'S EQUITY /
  (DEFICIT)                       (533,187,704)        (78,561,939)            (2,884,717)    (614,634,360)

TOTAL LIABILITIES & EQUITY /     --------------------------------------------------------------------------
  (DEFICIT)                        853,686,741         (78,561,939)           (44,676,158)     730,448,644
                                 ==========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                                                                           POLAROID
                                                                                                 POLAROID   DIGITAL
                                        POLAROID     POLAROID LATIN POLAROID ASIA     INNER      EYEWEAR,  SOLUTIONS,  POLAROID ID
                                      CORPORATION     AMERICA CORP.  PACIFIC LTD.   CITY, INC.      INC.      INC.     SYSTEMS, INC.
                                      ----------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                            267,358,030            -               -            -           -        -             -
  Non-Interest Overdrafts                       -              -               -            -           -        -             -
  Current Long-Term Debt                573,900,990            -               -            -           -        -             -
                                      ----------------------------------------------------------------------------------------------
PRE-PETITION NOTES                      841,259,019            -               -            -           -        -             -

Pre-Petition Payables
  Trade Accounts Payable                 64,346,830        160,159             -         80,735         -        -         614,573
  Interco Payables-US to Foreign         75,351,580            -             6,248          -     2,820,122      -             -
  Interco Payables-Foreign to US                -        3,805,263             -            -           -        -             -
  Interco Payables-Domestic Subs            279,909            -         1,270,142   12,604,272   5,564,740      -             -
  Interco Payables-Foreign Subs                 -       22,482,608             -            -           -        -             -
                                      ----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES             139,978,319     26,448,030       1,276,390   12,685,007   8,384,862      -         614,573

Pre-Petition Accruals:
  Reserve Restructuring                  12,250,069            -               -            -           -        -             -
  Accrued Payroll & Related
    Expenses                              8,415,953            -            64,705          -           -        -             -
  Accrued Tax & Gov't Accounts                  -              -               -            -           -        -             -
  Accrued Income Taxes                      (17,456)           -               -            -           -        -         214,177
  Deferred Income Tax - Current                 -              -               -            -           -        -             -
  Accrued Warranty                          275,840            -               -            -           -        -             -
  Other Accrued Liabilities              72,322,562            -               -            -           -        -             -
  Post-Retirement Medical                       -              -               -            -           -        -             -
  Post-Employment Benefits                4,500,000            -               -            -           -        -             -
  Other Accrued Taxes                    11,815,552            -               -            -           -        -             -
                                      ----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS             109,562,519            -            64,705          -           -        -         214,177

TOTAL PRE-PETITION CURRENT            ----------------------------------------------------------------------------------------------
  LIABILITIES                         1,090,799,857     26,448,030       1,341,095   12,685,007   8,384,862      -         828,750
                                      ----------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
    Liabilities:
  Post-Retirement Medical                       -              -               -            -           -        -             -
  Post-Employment Benefits               43,047,829            -               -            -           -        -             -
  Long-Term Debt                                -              -               -            -           -        -             -
  Deferred Taxes                         13,691,782            -               -            -           -        -             -
  Other                                  84,253,809            -               -            -           -        -             -
                                      ----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT
   LIABILITIES                          140,993,420            -               -            -           -        -             -

                                      ----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES        1,231,793,277     26,448,030       1,341,095   12,685,007   8,384,862      -         828,750
                                      ==============================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                     SUB DEBT         PRD            PRD      POLAROID     POLAROID
                                     POLAROID        PARTNERS      INVESTMENT,     CAPITAL,   MEMORIAL     PARTNERS,
                                   MALAYSIA, LTD.     CORP.           INC.           INC.     DRIVE LLC       INC.    POLINT, INC.
                                  ------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                              -              -              -              -          -            -              -
  Non-Interest Overdrafts                 -              -              -              -          -            -              -
  Current Long-Term Debt                  -              -              -              -          -            -              -
                                  ------------------------------------------------------------------------------------------------
PRE-PETITION NOTES                        -              -              -              -          -            -              -

Pre-Petition Payables
  Trade Accounts Payable                  -              -              -              -          -            -              -
  Interco Payables-US to Foreign          -              -              -              -          -            -              -
  Interco Payables-Foreign to US          -              -              -              -          -            -              -
  Interco Payables-Domestic Subs          -              -              294            806        -          1,436          2,424
  Interco Payables-Foreign Subs       169,684            -              -              -          -            -              -
                                  ------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES           169,684            -              294            806        -          1,436          2,424

Pre-Petition Accruals:
  Reserve Restructuring                   -              -              -              -          -            -              -
  Accrued Payroll & Related
    Expenses                              -              -              -              -          -            -              -
  Accrued Tax & Gov't Accounts            -              -              -              -          -            -              -
  Accrued Income Taxes                185,263            -              -              -          -            -              -
  Deferred Income Tax - Current           -              -              -              -          -            -              -
  Accrued Warranty                        -              -              -              -          -            -              -
  Other Accrued Liabilities             1,412            673            -              -          -            -              -
  Post-Retirement Medical                 -              -              -              -          -            -              -
  Post-Employment Benefits                -              -              -              -          -            -              -
  Other Accrued Taxes                     -              -              -              -          -            -              -
                                  ------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS           186,675            673            -              -          -            -              -

TOTAL PRE-PETITION CURRENT        -----------------------------------------------------------------------------------------------
  LIABILITIES                         356,359            673            294            806        -          1,436          2,424
                                  ------------------------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current
    Liabilities:
  Post-Retirement Medical                 -              -              -              -          -            -              -
  Post-Employment Benefits                -              -              -              -          -            -              -
  Long-Term Debt                          -              -              -              -          -            -              -
  Deferred Taxes                          -              -              -              -          -            -              -
  Other                                   -              -              -              -          -            -              -
TOTAL PRE-PETITION                ------------------------------------------------------------------------------------------------
    NON-CURRENT LIABILITIES               -              -              -              -          -            -              -

                                  ------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES        356,359            673            294            806        -          1,436          2,424
                                  ================================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                                                                                          POLAROID
                                        POLAROD ASIA                INTERNATIONAL               POLAROID                   ONLINE
                                          PACIFIC                     POLAROID     MAG MEDIA,    EYEWEAR     POLAROID DRY SERVICES,
                                    INTERNATIONAL, INC.   PMC, INC.     CORP.       LIMITED    FAR EAST INC.  IMAGING LLC    INC.
                                    -----------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                 -                  -          -              -          -          -             -
  Non-Interest Overdrafts                    -                  -          -              -          -          -             -
  Current Long-Term Debt                     -                  -          -              -          -          -             -
                                    -----------------------------------------------------------------------------------------------
PRE-PETITION NOTES                           -                  -          -              -          -          -             -

Pre-Petition Payables
  Trade Accounts Payable                     -                  -          -              -          -          -             -
  Interco Payables-US to Foreign           7,572                -          -              -          -          -             -
  Interco Payables-Foreign to US             -                  -          -              -          -          -             -
  Interco Payables-Domestic Subs         232,739          1,226,153        -       10,217,031        -          -             -
  Interco Payables-Foreign Subs              -                  -          -              -          -          -             -
                                    -----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES              240,311          1,226,153        -       10,217,031        -          -             -

Pre-Petition Accruals:
  Reserve Restructuring                      -                  -          -              -          -          -             -
  Accrued Payroll & Related
    Expenses                               6,034                -          -              -          -          -             -
  Accrued Tax & Gov't Accounts               -                  -          -              -          -          -             -
  Accrued Income Taxes                       -                  228        -              -          -          -             -
  Deferred Income Tax - Current              -                  -          -              -          -          -             -
  Accrued Warranty                           -                  -          -              -          -          -             -
  Other Accrued Liabilities                  -                  -          -              -          -          -             -
  Post-Retirement Medical                    -                  -          -              -          -          -             -
  Post-Employment Benefits                   -                  -          -              -          -          -             -
  Other Accrued Taxes                        -                  -          -              -          -          -             -
                                    -----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                6,034                228        -              -          -          -             -

TOTAL PRE-PETITION CURRENT          -----------------------------------------------------------------------------------------------
  LIABILITIES                            246,345          1,226,381        -       10,217,031        -          -             -
                                    -----------------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current
    Liabilities:
  Post-Retirement Medical                    -                  -          -              -          -          -             -
  Post-Employment Benefits                   -                  -          -              -          -          -             -
  Long-Term Debt                             -                  -          -              -          -          -             -
  Deferred Taxes                             -                  -          -              -          -          -             -
  Other                                      -                  -          -              -          -          -             -
TOTAL PRE-PETITION NON-CURRENT      -----------------------------------------------------------------------------------------------
  LIABILITIES                                -                  -          -              -          -          -             -

                                    -----------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES           246,345          1,226,381        -       10,217,031        -          -             -
                                    ===============================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF MAY 5, 2002
(IN U.S. $'S)

                                                   SUBTOTAL          US ADJUSTMENTS    ELIMINATIONS            TOTAL
                                              ---------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
  Bank Notes                                       267,358,030              -                   -             267,358,030
  Non-Interest Overdrafts                                  -                -                   -                     -
  Current Long-Term Debt                           573,900,990              -                   -             573,900,990
                                              ---------------------------------------------------------------------------
PRE-PETITION NOTES                                 841,259,019              -                   -             841,259,019

Pre-Petition Payables
  Trade Accounts Payable                            65,202,297              -                   -              65,202,297
  Interco Payables-US to Foreign                    78,185,522              -            (5,448,637)           72,736,885
  Interco Payables-Foreign to US                     3,805,263              -            (3,805,263)                  -
  Interco Payables-Domestic Subs                    31,399,946              -           (31,399,946)                  -
  Interco Payables-Foreign Subs                     22,652,292              -                   -              22,652,292
                                              ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        201,245,319              -           (40,653,846)          160,591,474

Pre-Petition Accruals:
  Reserve Restructuring                             12,250,069              -                   -              12,250,069
  Accrued Payroll & Related Expenses                 8,486,692              -                   -               8,486,692
  Accrued Tax & Gov't Accounts                             -                -                   -                     -
  Accrued Income Taxes                                 382,212              -                   -                 382,212
  Deferred Income Tax - Current                            -                -                   -                     -
  Accrued Warranty                                     275,840              -                   -                 275,840
  Other Accrued Liabilities                         72,324,647              -                46,260            72,370,907
  Post-Retirement Medical                                  -                -                   -                     -
  Post-Employment Benefits                           4,500,000              -                   -               4,500,000
  Other Accrued Taxes                               11,815,552              -                   -              11,815,552
                                              ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        110,035,011              -                46,260           110,081,271

                                              ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES           1,152,539,350              -           (40,607,586)        1,111,931,764
                                              ---------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
  Post-Retirement Medical                                  -                -                   -                     -
  Post-Employment Benefits                          43,047,829              -                   -              43,047,829
  Long-Term Debt                                           -                -                   -                     -
  Deferred Taxes                                    13,691,782              -                   -              13,691,782
  Other                                             84,253,809              -                   -              84,253,809
                                              ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES         140,993,420              -                   -             140,993,420

                                              ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                   1,293,532,770              -           (40,607,586)        1,252,925,184
                                              ===========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Cash Flows
Activity from the period from October 12, 2001 through May 5, 2002


(in U.S. $ thousands)                                            Polaroid               Polaroid Latin            Polaroid Asia
                                                               Corporation              America Corp.              Pacific Ltd.
                                                             ----------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                            (143,768)                    (3,498)                    (140)
Depreciation of property, plant and equipment                      42,556                        183                        -
(Increase) / decrease in receivables                               26,563                      6,613                      136
(Increase) / decrease in inventories                               67,103                      2,213                        -
Increase / (decrease) in prepetition payables
  and accruals                                                    (10,367)                        10                       71
(Increase) / decrease in prepaids and other assets                  2,593                        542                        5
Increase / (decrease) in payables and accruals                     77,618                     (7,330)                      (7)
Increase / (decrease) in compensation and benefits                (53,756)                      (102)                     (65)
Increase / (decrease) in federal, state and
  foreign income taxes                                                  0                          -                        -
Gain on the sale of real estate                                    (2,313)                         -                        -
Other non-cash items                                               67,446                      1,039                        -
                                                             ----------------------------------------------------------------------

Net cash provided / (used) by operating activities                 73,676                       (331)                      (0)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                              35,460                        (35)                       -
Additions to property, plant and equipment                         (6,224)                        (8)                       -
Proceeds from the sales of property, plant and
  equipment                                                        62,168                          -                        -

                                                             ----------------------------------------------------------------------
Net cash provided / (used) by investing activities                 91,403                        (43)                       -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                            4,789                          -                        -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                    (79,795)                         -                        -
Return of Capital to Polaroid Corporation

                                                             ----------------------------------------------------------------------
Net cash provided / (used) by financing activities                (75,006)                         -                        -

Effect of exchange rate changes on cash                            (2,293)                         -                        -

Net increase / (decrease) in cash and cash equivalents             87,780                       (374)                      (0)

Cash and cash equivalents at beginning of period                   34,188                        778                       15

Cash and cash equivalents at end of period                        121,968                        404                       15


(in U.S. $ thousands)                                                             Polaroid       Polaroid Digital    Polaroid ID
                                                           Inner City, Inc.     Eyewear, Inc.     Solutions, Inc.    Systems, Inc.
                                                          ------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                             28               (735)                3,757            2,349
Depreciation of property, plant and equipment                      -                  -                    74            1,228
(Increase) / decrease in receivables                               3                367                   473          (27,636)
(Increase) / decrease in inventories                               -                  -                     6            1,891
Increase / (decrease) in prepetition payables
  and accruals                                                    (1)               (71)                    -           (1,753)
(Increase) / decrease in prepaids and other assets                 -                  -                     -              213
Increase / (decrease) in payables and accruals                  (536)               439                   (83)             296
Increase / (decrease) in compensation and benefits                 -                  -                  (104)               -
Increase / (decrease) in federal, state and
  foreign income taxes                                             -                  -                     -               13
Gain on the sale of real estate                                    -                  -                     -                -
Other non-cash items                                             508                  -                   490           24,223
                                                          ------------------------------------------------------------------------

Net cash provided / (used) by operating activities                 1                 (0)                4,614              822


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                             (0)                 -                     -                -
Additions to property, plant and equipment                         -                  -                    (7)            (351)
Proceeds from the sales of property, plant and
  equipment                                                        -                  -                     -                -

                                                          ------------------------------------------------------------------------
Net cash provided / (used) by investing activities                (0)                 -                    (7)            (351)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                           -                  -                     -                -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                     -                  -                     -                -
Return of Capital to Polaroid Corporation                                                              (5,163)

                                                          ------------------------------------------------------------------------
Net cash provided / (used) by financing activities                 -                  -                (5,163)               -

Effect of exchange rate changes on cash                            -                  -                     -                -

Net increase / (decrease) in cash and cash equivalents             1                 (0)                 (557)             472

Cash and cash equivalents at beginning of period                   9                  -                   557               18

Cash and cash equivalents at end of period                        10                  -                     -              489


                                                                Polaroid                 Sub Debt                       PRD
(in U.S. $ thousands)                                        Malaysia, Ltd.            Partners Corp.             Investment, Inc.
                                                         --------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                               177                      (1)                         -
Depreciation of property, plant and equipment                         2                       -                          -
(Increase) / decrease in receivables                                151                       1                         (1)
(Increase) / decrease in inventories                                  -                       -                          -
Increase / (decrease) in prepetition payables and
  accruals                                                          284                       -                          0
(Increase) / decrease in prepaids and other assets                    5                       -                          -
Increase / (decrease) in payables and accruals                     (158)                      -                          -
Increase / (decrease) in compensation and benefits                   (3)                      -                          -
Increase / (decrease) in federal, state and foreign
  income taxes                                                     (186)                      -                          -
Gain on the sale of real estate                                       -                       -                          -
Other non-cash items                                                  -                       -                          -
                                                         --------------------------------------------------------------------------

Net cash provided / (used) by operating activities                  273                       0                         (1)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                 -                       -                         (0)
Additions to property, plant and equipment                            -                       -                          -
Proceeds from the sales of property, plant and
  equipment                                                           -                       -                          -

                                                         --------------------------------------------------------------------------
Net cash provided / (used) by investing activities                    -                       -                         (0)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                              -                       -                          -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                        -                       -                          -
Return of Capital to Polaroid Corporation

                                                         --------------------------------------------------------------------------
Net cash provided / (used) by financing activities                    -                       -                          -

Effect of exchange rate changes on cash                               -                       -                          -

Net increase / (decrease) in cash and cash equivalents              273                       0                         (1)

Cash and cash equivalents at beginning of period                     57                       -                          1

Cash and cash equivalents at end of period                          330                       -                          -


                                                             PRD           Polaroid Memorial         Polaroid
(in U.S. $ thousands)                                    Capital, Inc.         Drive LLC          Partners, Inc.     Polint, Inc.
                                                       --------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                         -                    -                   (0)               (0)
Depreciation of property, plant and equipment                 -                    -                    -                 -
(Increase) / decrease in receivables                         (1)                   -                    -                 -
(Increase) / decrease in inventories                          -                    -                    -                 -
Increase / (decrease) in prepetition payables and
  accruals                                                    -                    -                    0                 0
(Increase) / decrease in prepaids and other assets            -                    -                    -                 -
Increase / (decrease) in payables and accruals                -                    -                    -                 -
Increase / (decrease) in compensation and benefits            -                    -                    -                 -
Increase / (decrease) in federal, state and foreign
  income taxes                                                -                    -                    -                 -
Gain on the sale of real estate                               -                    -                    -                 -
Other non-cash items                                          -                    -                    -                 -
                                                       --------------------------------------------------------------------------

Net cash provided / (used) by operating activities           (1)                   -                    -                (0)


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                         -                    -                    -                 -
Additions to property, plant and equipment                    -                    -                    -                 -
Proceeds from the sales of property, plant and
  equipment                                                   -                    -                    -                 -

                                                       --------------------------------------------------------------------------
Net cash provided / (used) by investing activities            -                    -                    -                 -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                      -                    -                    -                 -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                -                    -                    -                 -
Return of Capital to Polaroid Corporation

                                                       --------------------------------------------------------------------------
Net cash provided / (used) by financing activities            -                    -                    -                 -

Effect of exchange rate changes on cash                       -                    -                    -                 -

Net increase / (decrease) in cash and cash equivalents       (1)                   -                    -                (0)

Cash and cash equivalents at beginning of period              1                    -                    -                 -

Cash and cash equivalents at end of period                    -                    -                    -                 -



                                                             Polaroid Asia
                                                                Pacific                              International        Mag Media
(in U.S. $ thousands)                                     International, Inc.      PMC, Inc.         Polaroid Corp.        Limited
                                                        ---------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                                (0)            (1)                     -                 (0)
Depreciation of property, plant and equipment                         4              -                      -                  -
(Increase) / decrease in receivables                                (32)             -                      -                  -
(Increase) / decrease in inventories                                  -              -                      -                  -
Increase / (decrease) in prepetition payables and
  accruals                                                           (1)             1                      -                  0
(Increase) / decrease in prepaids and other assets                   76              -                      -                  -
Increase / (decrease) in payables and accruals                      (93)             -                      -                  -
Increase / (decrease) in compensation and benefits                  (76)             -                      -                  -
Increase / (decrease) in federal, state and foreign
  income taxes                                                        -             (0)                     -                  -
Gain on the sale of real estate                                       -              -                      -                  -
Other non-cash items                                                  2              -                      -                  -
                                                        ---------------------------------------------------------------------------

Net cash provided / (used) by operating activities                 (119)            (0)                     -                  0


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                 -              -                      -                  -
Additions to property, plant and equipment                            -              -                      -                  -
Proceeds from the sales of property, plant and
  equipment                                                           -              -                      -                  -

                                                        ---------------------------------------------------------------------------
Net cash provided / (used) by investing activities                    -              -                      -                  -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                              -              -                      -                  -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                        -              -                      -                  -
Return of Capital to Polaroid Corporation

                                                        ---------------------------------------------------------------------------
Net cash provided / (used) by financing activities                    -              -                      -                  -

Effect of exchange rate changes on cash                               -              -                      -                  -

Net increase / (decrease) in cash and cash equivalents             (119)            (0)                     -                  0

Cash and cash equivalents at beginning of period                    198              -                      -                  -

Cash and cash equivalents at end of period                           79              -                      -                  -



                                                                                                             Polaroid
                                                          Polaroid Eyewear           Polaroid Dry             Online
(in U.S. $ thousands)                                       Far East Inc.            Imaging LLC           Services, Inc.
                                                        ---------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                             -                       -                      -
Depreciation of property, plant and equipment                     -                       -                      -
(Increase) / decrease in receivables                              -                       -                      -
(Increase) / decrease in inventories                              -                       -                      -
Increase / (decrease) in prepetition payables and
  accruals                                                        -                       -                      -
(Increase) / decrease in prepaids and other assets                -                       -                      -
Increase / (decrease) in payables and accruals                    -                       -                      -
Increase / (decrease) in compensation and benefits                -                       -                      -
Increase / (decrease) in federal, state and foreign
  income taxes                                                    -                       -                      -
Gain on the sale of real estate                                   -                       -                      -
Other non-cash items                                              -                       -                      -
                                                        ---------------------------------------------------------------------

Net cash provided / (used) by operating activities                -                       -                      -


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                             -                       -                      -
Additions to property, plant and equipment                        -                       -                      -
Proceeds from the sales of property, plant and
  equipment                                                       -                       -                      -

                                                        ---------------------------------------------------------------------
Net cash provided / (used) by investing activities                -                       -                      -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                          -                       -                      -
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                                    -                       -                      -
Return of Capital to Polaroid Corporation

                                                        ---------------------------------------------------------------------
Net cash provided / (used) by financing activities                -                       -                      -

Effect of exchange rate changes on cash                           -                       -                      -

Net increase / (decrease) in cash and cash equivalents            -                       -                      -

Cash and cash equivalents at beginning of period                  -                       -                      -

Cash and cash equivalents at end of period                        -                       -                      -





(in U.S. $ thousands)                                      Subtotal              Eliminations        Total
                                                        -----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings / (loss)                                      (141,834)                (1,068)        (142,902)
Depreciation of property, plant and equipment                44,047                    517           44,564
(Increase) / decrease in receivables                          6,637                 26,759           33,396
(Increase) / decrease in inventories                         71,214                  3,178           74,392
Increase / (decrease) in prepetition payables and
  accruals                                                  (11,825)                (3,142)         (14,967)
(Increase) / decrease in prepaids and other assets            3,434                 (3,048)             386
Increase / (decrease) in payables and accruals               70,146                     46           70,192
Increase / (decrease) in compensation and benefits          (54,105)                   517          (53,588)
Increase / (decrease) in federal, state and foreign
  income taxes                                                 (173)                   241               68
Gain on the sale of real estate                              (2,313)                     -           (2,313)
Other non-cash items                                         93,707                   (640)          93,068
                                                        ----------------------------------------------------

Net cash provided / (used) by operating activities           78,935                 23,362          102,297


CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                        35,424                (29,404)           6,020
Additions to property, plant and equipment                   (6,590)                     -           (6,590)
Proceeds from the sales of property, plant and
  equipment                                                  62,168                    189           62,357

                                                        ----------------------------------------------------
Net cash provided / (used) by investing activities           91,002                (29,215)          61,787

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in post-petition short-term
  debt having maturities 90 days or less                      4,789                      -            4,789
Pre-petition short-term debt having maturities of
  more than 90 days:
      Proceeds
      Payments                                              (79,795)                     -          (79,795)
Return of Capital to Polaroid Corporation                    (5,163)                 5,163                0

                                                        ----------------------------------------------------
Net cash provided / (used) by financing activities          (80,169)                 5,163          (75,006)

Effect of exchange rate changes on cash                      (2,293)                     -           (2,293)

Net increase / (decrease) in cash and cash equivalents       87,475                   (690)          86,785

Cash and cash equivalents at beginning of period             35,821                    690           36,511

Cash and cash equivalents at end of period                  123,296                      -          123,296



                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                          PERIOD APRIL 1 - MAY 5, 2002
                                  (in U.S. $'s)


                                                                                      BEG BANK
ACCOUNT NAME                                                ACCOUNT #                 BALANCE                RECEIPTS
------------                                                ---------                 -------                --------

WACHOVIA
CLOSED     General Disbursement                                 7505458                      $0.00                $0.00
CLOSED     Travel & Expense (old system)                        7509825                      $0.00
CLOSED     Tax Disbursement                                     7511882                      $0.00                $0.00
CLOSED     Lockbox                                              15907247                     $0.00                $0.00
           Atlanta Deposits                                     15907170                $15,528.20                $0.00
FLEET
           Patent                                               83049217                ($8,657.72)          $11,340.20
           Concentration                                        32590001             $1,859,305.00       $14,607,482.66
           Concentration Overnite Sweep                        9427756246           $15,422,852.26                $0.00
           Vinnet Disbursement (T & E)                          80069410                     $0.00                $0.00
           Maine Check Disbursement                             80216871                     $0.00                $0.00
           Lockbox                                             9429125472            $1,494,776.15       $56,130,327.50
           Payroll                                              80133971             $1,226,483.52                $0.00
           Customer Care                                        77132000                $15,000.00          $389,778.06
           Company Store                                         15172                   $5,000.00           $44,348.28
           Merchant Account                                     86181309                 $1,000.00           $77,302.96
           Merchant Account                                     54274314                 $1,000.00           $13,690.01
           Dealer Refund (Cust. Serv. rebate checks)           2994-0004                 $8,658.86                $0.00
           Inner City                                            Closed

CITIZENS                                                       1130426359            $2,476,102.30            $2,395.56
BANKONE
CLOSED     Concentration                                        5256666                      $0.00                $0.00
CLOSED     Lockbox                                              5183928                      $0.00
PITTSBURG NATIONAL BANK
CLOSED     Lockbox                                              11035209                     $0.00
BANK OF AMERICA
CLOSED     Lockbox                                             180105585                     $0.00

DREYFUS
CLOSED     Money Market Fund                                   981023427                     $0.00
CHASE
           Investment - Treasury MM Fund                       904821250            $70,224,877.60           $95,170.30

STATE STREET
           Polaroid Stock Liquidity Fund                            YVy9               $211,718.66           $30,725.02

NATIONAL CITY
           Polaroid ID Systems - General Disb                  301485382               $170,320.88          $399,605.80
           Polaroid ID Systems - Payroll                      20000001002                    $0.00                $0.00
NATIONAL BANK OF DETROIT
CLOSED     Polaroid Digital Solutions                         895000050818                   $0.00                $0.00

                                                                                    --------------       --------------
           TOTALS                                                                   $93,123,965.71       $71,802,166.35

DEUTSCHE BANK OF MALAYSIA
           Polaroid Malaysia Limited                            80275000                $60,162.42            $2,606.32
MAYBANK
           Polaroid Malaysia Limited                          14301310580              $100,832.44          $179,700.62

DEUTSCHE BANK - HONG KONG BRANCH
           Polaroid Asia Pacific International Inc              97543000                $76,947.90           $38,610.04
DEUTSCHE BANK - NEW DELHI BRANCH
           Polaroid Asia Pacific International Inc               140718                 $11,495.31                $0.00
           India Liaison Office                                1507276009               $20,872.85                $0.00

SUNTRUST BANK, MIAMI
           Polaroid Latin America                             45007335387              $188,302.96        $1,555,066.97

POPULAR DE PUERTO RICO
           Polaroid Puerto Rico                                 2402893                 $63,022.62               $50.00

DEUTSCHE BANK
           Polaroid Corp acct                                                          $448,000.00        $1,975,005.00

ABN AMRO
           Polaroid Corp acct                                                          $397,000.00          $103,000.00

                                                                                    --------------       --------------
                                                                                    $94,490,602.21       $75,656,205.30
                                                                                    ==============       ==============



                                                                             NET               OTHER
                                                                             BANK              RECONCILING        END BANK
ACCOUNT NAME                                           DISBURSEMENTS         TRANSFERS         ITEMS              BALANCE
------------                                           -------------         ---------         -----              -------

WACHOVIA
CLOSED     General Disbursement                                 $0.00                                                      $0.00
CLOSED     Travel & Expense (old system)                                                                                   $0.00
CLOSED     Tax Disbursement                                     $0.00                                                      $0.00
CLOSED     Lockbox                                              $0.00                                                      $0.00
           Atlanta Deposits                                   $102.16                                                 $15,426.04
FLEET
           Patent                                               $0.00                                                  $2,682.48
           Concentration                               $16,609,461.37        $1,642,893.71                         $1,500,220.00
           Concentration Overnite Sweep                         $0.00       $17,825,403.38                        $33,248,255.64
           Vinnet Disbursement (T & E)                    $442,117.22          $442,117.22                                 $0.00
           Maine Check Disbursement                    $17,196,803.58       $17,196,803.58            $0.00                $0.00
           Lockbox                                              $0.00      ($55,135,164.82)                        $2,489,938.83
           Payroll                                      $7,038,147.21        $6,915,851.24            $0.00        $1,104,187.55
           Customer Care                                        $0.00         ($389,778.06)                           $15,000.00
           Company Store                                        $0.00          ($44,128.28)                            $5,220.00
           Merchant Account                                     $0.00          ($77,302.96)                            $1,000.00
           Merchant Account                                     $0.00          ($13,690.01)                            $1,000.00
           Dealer Refund (Cust. Serv. rebate checks)           $74.00                                                  $8,584.86
           Inner City

CITIZENS                                                        $0.00                $0.00                         $2,478,497.86
BANKONE
CLOSED     Concentration                                        $0.00                                                      $0.00
CLOSED     Lockbox                                                                                                         $0.00
PITTSBURG NATIONAL BANK
CLOSED     Lockbox                                                                                                         $0.00
BANK OF AMERICA
CLOSED     Lockbox                                                                                                         $0.00

DREYFUS
CLOSED     Money Market Fund                                                                                               $0.00
CHASE
           Investment - Treasury MM Fund                        $0.00       $10,000,000.00                        $80,320,047.90

STATE STREET
           Polaroid Stock Liquidity Fund                   $30,913.43                $0.00                           $211,530.25

NATIONAL CITY
           Polaroid ID Systems - General Disb             $418,562.29                           $401,000.00 (1)      $552,364.39
           Polaroid ID Systems - Payroll                        $0.00                                                      $0.00
NATIONAL BANK OF DETROIT
CLOSED     Polaroid Digital Solutions                           $0.00                                                      $0.00

                                                       --------------       ---------------     -----------      ---------------
           TOTALS                                      $41,736,181.26       ($1,636,995.00)     $401,000.00      $121,953,955.80

DEUTSCHE BANK OF MALAYSIA
           Polaroid Malaysia Limited                          $695.98                $0.00                            $62,072.76
MAYBANK
           Polaroid Malaysia Limited                        $5,462.60                $0.00                           $275,070.46

DEUTSCHE BANK - HONG KONG BRANCH
           Polaroid Asia Pacific International Inc         $33,634.24          -$31,250.00                            $50,673.70
DEUTSCHE BANK - NEW DELHI BRANCH
           Polaroid Asia Pacific International Inc              $0.00                $0.00                            $11,495.31
           India Liaison Office                            $51,961.48           $31,250.00                               $161.37

SUNTRUST BANK, MIAMI
           Polaroid Latin America                         $353,486.93         -$600,000.00                           $789,883.00

POPULAR DE PUERTO RICO
           Polaroid Puerto Rico                               $147.89                $0.00                            $62,924.73

DEUTSCHE BANK
           Polaroid Corp acct                              $43,000.00        $2,236,995.00                         $4,617,000.00

ABN AMRO
           Polaroid Corp acct                                   $0.00                $0.00                           $500,000.00

                                                       --------------       ---------------     -----------      ---------------
                                                       $42,224,570.38                $0.00      $401,000.00      $128,323,237.13
                                                       ==============       ===============     ===========      ===============

Book to Bank Reconciling Differences        (1) Overnight investment excluded from previous reconciliations       ($5,027,582.13)
                                                                                                                 ---------------
Book Balance at 5/5/02                                                                                           $123,295,655.00
                                                                                                                 ===============

[JPMORGANCHASE LOGO]

                                                 March 30, 2002 -- April 30, 2002
                                                 PAGE 1 OF 1

                                                 BUSINESS STATEMENT
                             904 000             CUSTOMER SERVICE
    POLAROID CORPORATION DIP                     Call ServiceLine at 935-9935 from
    DENNIS O'LEARY                               area codes 212, 516, 716, 718 and 914
    POLAROID CORPORATION DIP                     1-800-935-8935 from all other area codes
    265 MAIN STREET W3-3                         24 hours a day, 7 days a week
    WALTHAM  MA  02451

                                                 Primary Account Number 904-821250
                                                 Number of Checks Enclosed: 0

          [BAR CODE]


    MONEY MARKET ACCOUNT  904-821250                             POLAROID CORPORATION DIP


==================================================================================================================================
Summary                                           NUMBER                  AMOUNT
             Opening Balance                                      $70,224,877.60
             ---------------------------------------------------------------------------------------------------------------------
             Deposits and Credits                    2            $10,095,170.30
             ---------------------------------------------------------------------------------------------------------------------
             Withdrawals and Debits                                        $0.00
             ---------------------------------------------------------------------------------------------------------------------
             Checks Paid                                                   $0.00
             ---------------------------------------------------------------------------------------------------------------------
             ENDING BALANCE                                       $80,320,047.90

             ---------------------------------------------------------------------------------------------------------------------
             Average Balance                  $70,558,211.20
             ---------------------------------------------------------------------------------------------------------------------
             Interest Paid for 30 Day(s)          $95,170.30                         Interest Credited Year to Date    $217,867.33

             Interest Rate(s):       04/01 to 04/30 at 1.64%
==================================================================================================================================


Deposits     DATE                  DESCRIPTION                                                                              AMOUNT
and Credits  ---------------------------------------------------------------------------------------------------------------------
             04/30                 Interest Paid                                                                        $95,170.30
             04/30                 Fedwire Credit                                                                   $10,000,000.00
                                   VIA: FLEET NATIONAL BANK
                                   /011500010
                                   B/O: POLAROID CORP
                                   CAMBRIDGE MA 02139
                                   REF: CHASE NYC/CTR/BNF=POLAROID COR
                                   PORATION DIP WALTHAM MA 02451-/AC-0
                                   00904821250 RFB=2002043001009NPN 08
                                   |=POLAROID CORP BB1=/TIME/10.21
                                   |MAD: 0430A1OF1 48C001962
             ---------------------------------------------------------------------------------------------------------------------
             TOTAL                                                                                                  $10,095,170.30
==================================================================================================================================


Daily Balance
                 DATE               BALANCE               DATE               BALANCE               DATE               BALANCE
                 --------------------------               --------------------------               --------------------------
                 04/30       $80,320,047.90



You will receive detailed statements when applicable for Retirement, Credit, and Securities accounts.

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                                AS OF MAY 5, 2002

===================================================================================================================================
(USD'S)                                                                        TRADE RECEIVABLES
                                           ----------------------------------------------------------------------------------------
                                                              1 - 60       61 - 90       > 90                     LESS       LESS
                                            TOTAL              DAYS          DAYS        DAYS        TOTAL        DOUBT      CASH
COUNTRY                                    CURRENT           PAST DUE      PAST DUE    PAST DUE      TRADE        ACCTS.     DISC
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                 34,556,603       11,570,130     (33,000)   7,993,110   54,086,843   12,685,433  1,844,892
     Inner City                                    -                -           -       33,700       33,700       16,514          -
     Polaroid Latin America Corporation    2,920,911          907,587     113,530      132,025    4,074,053      220,371    107,155
     Polaroid Digital Solutions, Inc.              -                -           -            -            -            -          -
     Polaroid ID Systems, Inc.               373,258          249,193     102,334      137,879      862,664            -
     Polaroid Malaysia Limited                79,370           21,798           -        4,203      105,371       16,716
                                                                                                          -
     Polaroid Eyewear, Inc.                        -                -           -            -            -            -          -
     PRD Capital, Inc.                             -                -           -            -            -            -          -
     PRD Investment, Inc.                          -                -           -            -            -            -          -
     International Polaroid Corporation            -                -           -            -            -            -          -
     Mag-Media Ltd.                                -                -           -            -            -            -          -
     PMC, Inc.                                     -                -           -            -            -            -          -
     Polaroid Asia Pacific International, Inc.     -                -           -            -            -            -          -
     Polaroid Dry Imaging, LLC                     -                -           -            -            -            -          -
     Polaroid Eyewear FarEast, Inc.                -                -           -            -            -            -          -
     Polaroid Memorial Drive, LLC                  -                -           -            -            -            -          -
     Sub Debt Partners Corp.                       -                -           -            -            -            -          -
     Polaroid Online Services, Inc.                -                -           -            -            -            -          -
     Polaroid Partners, Inc.                       -                -           -            -            -            -          -
     Polint, Inc.                                  -                -           -            -            -            -          -
     Polaroid Asia Pacific Limited                 -                -           -            -            -            -          -

                                 TOTALS:  37,930,142       12,748,708     182,864    8,300,917   59,162,631   12,939,034  1,952,047
===================================================================================================================================



================================================================================================
(USD'S)
                                                    NET                             TOTAL NET
                                                   TRADE                           RECEIVABLES-
COUNTRY                                         RECEIVABLES          MISC          THIRD PARTY
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                       39,556,518        868,069           40,424,587
     Inner City                                     17,186              -               17,186
     Polaroid Latin America Corporation          3,746,527         15,533            3,762,060
     Polaroid Digital Solutions, Inc.                    -              -                    -
     Polaroid ID Systems, Inc.                     862,664              -              862,664
     Polaroid Malaysia Limited                      88,655              -               88,655
                                                         -              -                    -
     Polaroid Eyewear, Inc.                              -              -                    -
     PRD Capital, Inc.                                   -              -                    -
     PRD Investment, Inc.                                -              -                    -
     International Polaroid Corporation                  -              -                    -
     Mag-Media Ltd.                                      -              -                    -
     PMC, Inc.                                           -              -                    -
     Polaroid Asia Pacific International, Inc.           -          4,375                4,375
     Polaroid Dry Imaging, LLC                           -              -                    -
     Polaroid Eyewear FarEast, Inc.                      -              -                    -
     Polaroid Memorial Drive, LLC                        -              -                    -
     Sub Debt Partners Corp.                             -              -                    -
     Polaroid Online Services, Inc.                      -              -                    -
     Polaroid Partners, Inc.                             -              -                    -
     Polint, Inc.                                        -              -                    -
     Polaroid Asia Pacific Limited                       -              -                    -

                                 TOTALS:        44,271,550        887,977           45,159,527
================================================================================================

POLAROID CORPORATION
Payroll Taxes
For the Period Oct 12, 2001 thru May 5, 2002

PAYROLL DATE                 ACCRUED          PAID             DUE/(OVERPAID)
------------                 --------         ----             --------------
Nov Begin Bal                                                                                $0.00
                 10/25/01    $2,284,812.18    $2,285,107.11        ($294.93)
                  11/8/01    $2,290,259.06    $2,289,456.66         $802.40
                 11/20/01    $2,046,188.47    $2,046,188.47           $0.00
Nov End Bal                                                                                $507.47

                 12/13/01    $2,554,787.00    $2,554,787.00           $0.00
                 12/20/01    $2,114,870.45    $2,114,870.45           $0.00
                 12/28/01        $8,998.03        $8,998.03           $0.00
Dec End Bal                                                                                $507.47

                   1/3/02    $2,360,221.75    $2,360,221.75           $0.00
                  1/17/02    $2,726,310.78    $2,726,310.78           $0.00
                  1/31/02    $2,278,368.07    $2,278,368.07           $0.00
Jan End Bal                                                                                $507.47

                  2/14/02    $2,726,773.87    $2,726,773.87           $0.00
                  2/28/02    $2,063,527.76    $2,063,527.76           $0.00
Feb End Bal                                                                                $507.47

                  3/14/02    $1,880,630.60    $1,880,630.60           $0.00
                  3/28/02    $1,735,103.33    $1,735,103.33           $0.00
Mar End Bal                                                                                $507.47

                  4/11/02    $1,799,133.68    $1,799,133.68           $0.00
                  4/25/02    $1,733,676.66    $1,733,676.66           $0.00
Apr End Bal                                                                                $507.47

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 4/1/02 - 5/5/02
(IN U.S.$'S)

DEBTOR NAME:               POLAROID CORPORATION
CASE NO:                       01-10864


ACCOUNT                 BEGINNING      AMOUNT       PAYMENTS/         ENDING
DESCRIPTION              BALANCE      INCURRED      DEPOSITS          BALANCE
--------------------------------------------------------------------------------
INCOME TAXES
PAYABLE  (Acct. #
21610003)                   0             --             --               0

FRANCHISE TAXES
Payable (Acct. #
21380202)                   0         (9,069)        (9,069)              0

PERSONAL PROPERTY
TAXES PAYABLE
(Act. # 21380201)           0           (833)          (833)              0

SALES TAXES
PAYABLE  (Acct. #
2138010XX)                  0       (103,107)      (103,107)              0

In re: Polaroid Latin America Corporation           Case No.  01-10867
                   Debtor                           Reporting Period: April 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         BEGINNING            AMOUNT                                       ENDING
                                            TAX             WITHHELD OR     AMOUNT     DATE    CHECK NO.     TAX
                                         LIABILITY           ACCRUED         PAID      PAID     OR EFT    LIABILITY
Federal
Withholding                           NONE
FICA-Employee  (21410652)                         0.00         0.00          0.00                           0.00
FICA-Employer  (21410314)                         0.00         0.00          0.00                           0.00
Unemployment   (21410316)                         0.00         0.00          0.00                           0.00
Income                                NONE
Other:_________________               NONE
   Total Federal Taxes                            0.00         0.00          0.00                           0.00

STATE AND LOCAL
Withholding  (21410655)                           0.00         0.00          0.00                           0.00
Sales                                 NONE
Excise  (21380203)                                0.00         0.00          0.00                           0.00
Unemployment   (21410317)                         0.00         0.00          0.00                           0.00
Real Property                         NONE
Personal Property (21380201)                 31,006.54         0.00          0.00                      31,006.54
Other: 7% Withholding  (21380157)                 0.00         0.00          0.00                           0.00
   Total State and Local                     31,006.54         0.00          0.00                      31,006.54
                                                                                                   --------------
TOTAL TAXES                                  31,006.54         0.00          0.00                      31,006.54
                                                                                                   ==============

In re- Polaroid Asia Pacific International, Inc.               Case No. 01-10878
                      Debtor                        Reporting Period: April 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                      BEGINNING           AMOUNT                                                 ENDING
                                         TAX            WITHHELD OR          AMOUNT      DATE    CHECK NO.         TAX
                                      LIABILITY          ACCRUED              PAID       PAID     OR EFT        LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                  -----------------------------------------------------                    ------------------
   Total Federal Taxes
                                  -----------------------------------------------------                    ------------------

STATE AND LOCAL
Withholding - India                        3,254.77         1,952.81          3,647.44                              1,560.14
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
                                  -----------------------------------------------------                    ------------------
   Total State and Local                   3,254.77         1,952.81          3,647.44                              1,560.14
                                  -----------------------------------------------------                    ------------------

TOTAL TAXES                                3,254.77         1,952.81          3,647.44                              1,560.14
                                  =====================================================                    ==================

In re:   Polaroid Asia Pacific Limited              Case No. 01-10866
                    Debtor                          Reporting Period: April 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                             BEGINNING           AMOUNT                                                    ENDING
                                                TAX           WITHHELD OR         AMOUNT      DATE       CHECK NO.           TAX
                                             LIABILITY          ACCRUED            PAID       PAID         OR EFT         LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC Individual income tax - CS Ko             6,131.79         6,132.82        (6,131.79)    0.00          0.00        6,132.82
--------------------------------------
   Total State and Local
TOTAL TAXES

In re:   Polaroid Malaysia Limited                  Case No. 01-10871
                   Debtor                           Reporting Period: April 2002

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                         BEGINNING          AMOUNT                                            ENDING
                                            TAX          WITHHELD OR       AMOUNT      DATE    CHECK NO.        TAX
                                         LIABILITY         ACCRUED          PAID       PAID     OR EFT       LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________               1,090           10,245         6,034                               5,301
   Total State and Local
TOTAL TAXES

In re:  Polaroid ID Systems, Inc.                           Case No.:  01-10870
                    Debtor                        Reporting Period:  April 2002


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                            BEGINNING       AMOUNT                                                             ENDING
                               TAX        WITHHELD OR         AMOUNT          DATE          CHECK NO.            TAX
                            LIABILITY       ACCRUED            PAID           PAID           OR EFT           LIABILITY
Federal
Withholding                     0            3,282            3,282                                               $0
FICA-Employee                   0            2,885            2,885                                               $0
FICA-Employer                   0            2,885            2,885                                               $0
Unemployment                    0               58               58                                               $0
Income                          0
Other:_________________
   Total Federal Taxes          0            9,110            9,110
STATE AND LOCAL
Withholding                     0             1057            1,057                                               $0
Sales
Excise
Unemployment                    0               44               44                                               $0
Real Property
Personal Property               0                0                0                                               $0
Other:_________________
   Total State and Local        0            1,101            1,101                                               $0
TOTAL TAXES                     0           10,211           10,211                                               $0



                                                                      FORM MOR-4
                                                                          (9/99)

                                    EXHIBIT B

                    Monthly Operating Reports Service Parties



Neal D. Goldman                               William H. Sudell, Jr., Esq.
Polaroid Corporation                          Morris Nichols, Arsht & Tunnell
784 Memorial Drive                            1201 North Market Street
Cambridge, MA 02139                           Wilmington, DE 19899
BY OVERNIGHT COURIER                          BY HAND-DELIVERY

Mark Kenney, Esq.                             Scott D. Cousins, Esq.
Office of the U.S. Trustee                    Scott Salerni, Esq.
844 King Street                               Greenberg Traurig, LLP
Wilmington, DE  19899                         The Brandywine Building
BY HAND-DELIVERY                              1000 West Street, Suite 1540
                                              Wilmington, DE 19801
Brendan Linehan Shannon, Esq.                 BY HAND-DELIVERY
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th Floor           Alfred A. Gray, Jr., Esq.
1000 West Street                              Greenberg Traurig, LLP
P.O. Box 391                                  One International Place
Wilmington, DE 19899                          Third Floor
BY HAND-DELIVERY                              Boston, MA 02110
                                              BY OVERNIGHT COURIER
Frederick Hodara, Esq.
Philip Dublin, Esq.                           Patricia Schrage, Esq.
Akin, Gump, Strauss, Hauer                    Securities & Exchange Commission
  & Feld, L.L.P.                              New York Office
590 Madison Avenue                            Branch/Reorganization
New York, NY 10022                            233 Broadway
BY OVERNIGHT COURIER                          New York, NY  10279
                                              BY OVERNIGHT COURIER
John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
BY OVERNIGHT COURIER